SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

RATEXCHANGE CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

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(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

May 20, 2003

Dear Ratexchange Corporation Stockholder:

You are cordially invited to attend Ratexchange Corporation’s 2003 annual meeting of stockholders to be held on Friday, June 20, 2003 at 10:00 a.m., Pacific Standard Time, at The Park Hyatt Hotel, 333 Battery Street, San Francisco, California 94111.

An outline of the business to be conducted at the meeting is given in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement. In addition to the matters to be voted on, there will be a report on our progress and an opportunity for stockholders to ask questions.

I hope you will be able to join us. To ensure your representation at the meeting, I encourage you to complete, sign and return the enclosed proxy card as soon as possible. Your vote is very important. Whether you own a few or many shares of stock, it is important that your shares be represented.

Sincerely,

D. Jonathan Merriman

Chairman and Chief Executive Officer

RATEXCHANGE CORPORATION

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

June 20, 2003

TO THE STOCKHOLDERS:

The 2003 annual meeting of stockholders of Ratexchange Corporation will be held on Friday, June 20, 2003 at 10:00 a.m., Pacific Standard Time, at The Park Hyatt Hotel, 333 Battery Street, San Francisco, California 94111. At the meeting, you will be asked:

1.	To elect five directors to serve until the 2004 annual meeting of stockholders;

2.	To approve the 2003 Ratexchange Corporation Stock Option and Incentive Plan;

3.	To approve the amendment of Ratexchange Corporation’s Certificate of Incorporation, changing the name of the Company to MCF Corporation;

4.	To approve the Company’s offer to exchange current promissory note holder’s debentures for Ratexchange Corporation Series C Convertible Preferred Stock; and

5.	To transact such other business as may properly be presented at the annual meeting.

The foregoing items of business are more fully described in the proxy statement accompanying this notice.

If you were a stockholder of record at the close of business on April 30, 2003, you may vote at the annual meeting and any adjournment or postponement.

We invite all stockholders to attend the meeting in person. However, to assure your representation at the Annual Meeting, you are urged to mark, sign, date and return the enclosed proxy for that purpose. If you attend the meeting, you may vote in person even if you previously signed and returned a proxy.

By Order of the Board of Directors

Christopher L. Aguilar

Secretary

San Francisco, California

May 12, 2003

YOUR VOTE IS IMPORTANT. TO ASSURE REPRESENTATION OF YOUR SHARES, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE.

RATEXCHANGE CORPORATION

100 Pine Street, Suite 500

San Francisco, California 94111

PROXY STATEMENT

FOR THE 2003 ANNUAL MEETING OF STOCKHOLDERS

General

Ratexchange Corporation, a Delaware corporation, is soliciting this proxy to be voted at the 2003 annual meeting of stockholders to be held on Friday, June 20, 2003, at 10:00 a.m., Pacific Standard Time, or at any adjournment or postponement thereof. The 2003 annual meeting of stockholders will be held at The Park Hyatt Hotel, 333 Battery Street, San Francisco, California 94111.

Method of Proxy Solicitation

These proxy solicitation materials were mailed on or about May 30, 2002 to all stockholders entitled to vote at the meeting. Ratexchange will pay the cost of soliciting these proxies. These costs include the expenses of preparing and mailing proxy materials for the annual meeting and reimbursement paid to brokerage firms and others for their expenses incurred in forwarding the proxy materials. The original solicitation of proxies by mail may be supplemented by telephone, facsimile, telegram, email and personal solicitation by directors, officers and regular employees of the Company. No additional compensation will be paid to directors, officers or other regular employees of the Company for such services.

Voting of Proxies

Your shares will be voted as you direct on your signed proxy card. If you do not specify on your proxy card how you want to vote your shares, we will vote signed returned proxies:

•	FOR the election of the board’s five nominees for director;

•	FOR the approval of the 2003 Ratexchange Corporation Stock Option and Incentive Plan;

•	FOR the approval of the amendment of Ratexchange Corporation’s Certificate of Incorporation, changing the name of the Company to MCF Corporation; and

•	FOR the approval of the Company’s offer to exchange current promissory note holder’s debentures for Ratexchange Corporation Series C Convertible Preferred Stock.

We do not know of any other business that may be presented at the annual meeting. If a proposal other than those listed in the notice is presented at the annual meeting, your signed proxy card gives authority to the persons named in the proxy to vote your shares on such matters in their discretion.

Required Vote

Record holders of shares of Ratexchange’s common stock, record holders of Series A preferred shares and record holders of Series B preferred shares, at the close of business on April 30, 2003, the voting record date, may vote at the meeting with respect to the election of five directors, approval of the 2003 Ratexchange Corporation Stock Option and Incentive Plan, approval of the amendment of Ratexchange Corporation’s Certificate of Incorporation changing the name of the Company to MCF Corporation and approval of the Company’s offer to exchange current promissory note holder’s debentures for Ratexchange Corporation Series C Convertible Preferred Stock. Each share of common stock, each share of Series A convertible preferred stock and each share of Series B convertible preferred stock outstanding on the record date has one vote. At the close of business on April 30, 2003, there were 26,062,121 shares of common stock outstanding, 619,999 shares of Series A convertible preferred stock and 8,750,000 shares of Series B convertible preferred stock outstanding.

Ratexchange’s bylaws provide that a majority of the shares entitled to vote, represented in person or by proxy, constitutes a quorum for transaction of business. Assuming the presence of a quorum at the annual meeting, the vote of the holders of at least a majority of the stock having voting power present in person or represented by proxy is required to elect the five directors, approve the 2003 Ratexchange Corporation Stock Option and Incentive Plan, approve the amendment of Ratexchange Corporation’s Certificate of Incorporation changing the name of the Company to MCF Corporation and approve the Company’s offer to exchange current promissory note holder’s debentures for Ratexchange Corporation Series C Convertible Preferred Stock. An automated system administered by Ratexchange’s transfer agent will tabulate the votes. Each is tabulated separately. Abstentions and broker non-votes are counted as present for purposes of establishing a quorum. Broker non-votes, however, will not be considered as part of the voting power present or represented at the annual meeting for purposes of any matter voted on at the meeting. Abstentions will have the same effect as a vote against the proposal to approve the 2003 Ratexchange Corporation Stock Option and Incentive Plan.

Revocability of Proxies

You may revoke your proxy by giving written notice to the Secretary of Ratexchange or by delivering a later proxy to the Secretary, either of which must be received prior to the annual meeting, or by attending the meeting and voting in person.

PROPOSAL 1:    ELECTION OF DIRECTORS

The board of directors has nominated five directors for election at the 2003 annual meeting. If you elect them, they will hold office until the next annual meeting, until their respective successors are duly elected and qualified or until their earlier resignation or removal. Cumulative voting is not permitted. Unless you specify otherwise, your returned signed proxy will be voted in favor of each of the board’s nominees. In the event a nominee is unable to serve, your proxy may vote for another person nominated by the board. The board of directors has no reason to believe that any of the nominees will be unavailable.

Vote Required

The affirmative vote of the holders of at least a majority of the stock having voting power present in person or represented by proxy is required to elect the five nominees of the board as directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” EACH OF THE BOARD’S NOMINEES LISTED BELOW.

Directors

Set forth below are the principal occupations of, and other information regarding, the five director nominees of the board. Each of these persons is an incumbent director.

D. Jonathan Merriman, 43, has served as our Chief Executive Officer since October 2000 and served as our President from October 2000 through June 2001. He has served as a Director since February 2000 and became Chairman of the Board in June 2001. From June 1998 to October 2000, Mr. Merriman was Managing Director and Head of the Equity Capital Markets Group and member of the Board of Directors at First Security Van Kasper. In this capacity, he oversaw the Research, Institutional Sales, Equity Trading, Syndicate and Derivatives Trading departments. He is currently on the Board of Directors of Leading Brands, Inc. From June 1997 to June 1998, Mr. Merriman served as Managing Director and head of Capital Markets at The Seidler Companies in Los Angeles, where he also served on the firm’s Board of Directors. Before Seidler, Mr. Merriman was Director of Equities for Dabney/Resnick/Imperial, LLC. In 1989, Mr. Merriman co-founded the hedge fund company Curhan, Merriman Capital Management, Inc., which managed money for high net worth individuals and corporations. Before Curhan, Merriman Capital Management, Inc., he worked in the Risk Arbitrage Department at Bear Stearns & Co. as a trader/analyst. He has completed coursework at New York University’s Graduate School of Business. Mr. Merriman received his Bachelor of Arts in Psychology from Dartmouth College.

Patrick Arbor, 66, has served as Director of Ratexchange since February 2001 and has served as a member of the audit committee since April 2001. Currently an independent futures trader, Mr. Arbor is a principal of the trading firm of Shatkin, Arbor, Karlov & Co. He is a longtime member of the Chicago Board of Trade (CBOT), the world’s oldest derivatives exchange, serving as the organization’s Chairman from 1993 to 1999. During that period, Mr. Arbor also served on the Board of Directors of the National Futures Association. Prior to that, he served as Vice Chairman of the CBOT for three years and ten years as a Director. Mr. Arbor’s other exchange memberships include the Chicago Board Options Exchange, the Mid-America Commodity Exchange and the Chicago Stock Exchange. Mr. Arbor received his undergraduate degree in business and economics from Loyola University.

Donald H. Sledge, 62, has served as one of our Directors since September 1999 and Chairman of our Board of Directors from February 2000 to June 2001. He has served as a member of the compensation committee since April 2001. He also served as Chief Executive Officer from February 2000 until October 2000. From September 1999 until February of 2000 he served as President, Chief Executive Officer and Chairman of our subsidiary Ratexchange I, Inc. Mr. Sledge is currently a general partner in Fremont Communications, a venture capital fund, based in San Francisco. From 1996 to September 1999, Mr. Sledge was president and Chief Executive Officer of TeleHub Communications Corporation, a next generation ATM-based telecommunications company. From 1994 to 1995, Mr. Sledge served as President and Chief Operating Officer of WCT, a $160-million long distance telephone company that was one of Fortune Magazine’s 25 fastest growing public companies before it was acquired by Frontier Corporation. From 1993 to 1994, Mr. Sledge was head of operations for New T&T, a Hong Kong-based start-up. He was Chairman and Chief Executive Officer of New Zealand Telecom International from 1991 to 1993 and a member of the executive board of TCNZ, where he led privatization and public offerings and served as managing director of New Zealand’s largest operating telephone company, Telecom Auckland Ltd. One of the subsidiaries of Telehub Communications, Telehub Network Services Corporation, filed for bankruptcy several months after Mr. Sledge resigned from Telehub. Mr. Sledge also served as president and Chief Executive Officer of Pacific Telesis International. Since November 1997, Mr. Sledge also has served on the Board of Directors of eGlobe, Inc., a voice-based applications services provider. Mr. Sledge holds a Masters of Business Administration and Batchelor of Arts degree in industrial management from Texas Technological University.

Ronald E. Spears, 55, has served as one of our Directors since March 2000 and has served as a member of the audit committee since April 2001. Throughout his 20-year career, he has managed telecommunications and professional service start-ups, as well as established long distance powerhouses. Currently, Mr. Spears is President of AT&T Solutions. From 2000 to 2002, Mr. Spears led the formulation and implementation of corporate-wide development related to strategic planning, marketing and communications, business alliances as Vaultus’, formerly MobileLogic, President and Chief Executive Officer. Mr. Spears joined Vaultus after serving as the President and Chief Executive Officer of CMGI Solutions, an enterprise focused Internet solutions provider from April 1999 to May 2000. Before joining CMGI Solutions, Mr. Spears served as president and COO of e.spire Communications, one of the nation’s fastest growing integrated communications providers, from February 1998 to April 1999 where he managed day-to-day business operations and saw significant growth in revenue and market share. From June 1995 to January 1998 he was corporate vice president at Citizens Utilities, managing that company’s independent telephone company operations in 13 states. He also served as President of MCI WorldCom, Inc.’s Midwest Division from 1984 to 1990. A pioneer of the competitive long distance industry, Mr. Spears began his career in telecommunications as a manager of AT&T Longlines in 1978, following eight years as an officer in the U.S. Army. He is a graduate of the United Military Academy at West Point and also holds a Master’s Degree in Public Service from Western Kentucky University.

Steven W. Town, 43, has served as one of our Directors since October 2000 and has served as a member of the compensation committee since April 2001. Mr. Town currently serves as Co-Chief Executive Officer of the Amerex Natural Gas, Amerex Power and Amerex Bandwidth, Ltd. Mr. Town began his commodities career in 1987 in the retail futures industry prior to joining the Amerex Group of Companies. He began the Amerex futures and forwards brokerage group in natural gas in 1990, in Washington D.C., and moved this unit of Amerex to Houston in 1992. During Mr. Town’s tenure as Co-Chief Executive Officer, the Amerex companies have become the leading brokerage organizations in their respective industries. Amerex currently provides energy, power and bandwidth brokerage services to many of the energy companies. Mr. Town is a graduate of Oklahoma State University.

Executive Officers

Gregory S. Curhan, 41, is our Executive Vice President and Chief Financial Officer. Previously he served as Chief Financial Officer of WorldRes.com from May 1999 through June 2001. Prior to joining WorldRes.com, Mr. Curhan served as Director of Global Technology Research Marketing and Managing Director Specialty Technology Institutional Equity Sales at Merrill Lynch & Co. from May 1998 to May 1999. Prior to joining Merrill Lynch, Mr. Curhan was a partner in the investment banking firm of Volpe Brown Whelan & Co., serving in various capacities including Internet research analyst and Director of Equities from May 1993 to May 1998. Mr. Curhan was a founder and principal of the investment advisor Curhan, Merriman Capital Management from July 1988 through December 1992. Prior to founding Curhan, Merriman, Mr. Curhan was a Vice President institutional equity sales for Montgomery Securities from June 1985 through June 1988. From August 1983 to May 1985, Mr. Curhan was a financial analyst in the investment banking group at Merrill Lynch. Mr. Curhan earned his Bachelor of Arts degree from Dartmouth College.

Robert E. Ford, 43, serves as President and Chief Operating Officer for Ratexchange. He brings 18 years of executive and operations experience to the Company. Prior to joining Ratexchange, Mr. Ford was a co-Founder and CEO of Metacat, Inc., a content management ASP that specializes in enabling supplier catalogs for Global 2000 private exchanges and eMarketplaces. Previously, he was President/COO and on the founding team of JobDirect.com, a leading resume and job matching service for university students, now a wholly-owned subsidiary of Korn Ferry International. Previously, Mr. Ford co-founded and managed an education content company. Prior to that, he headed up a turnaround and merger as General Manager of a 65 year-old manufacturing and distribution company. Mr. Ford started his career as VP of Business Development at Lazar Enterprises, a technology-consulting firm. He earned his Masters in International Business and Law from the Fletcher School of Law and Diplomacy at Tufts University and a BA with high distinction from Dartmouth College.

Board Meetings and Committees

In 2002, the Board of Directors held four board meetings. During 2002, no incumbent director attended fewer than 75% of the aggregate of (a) the total number of meetings of the board of directors held during the period for which he has been a director and (b) the total number of meetings held by all committees of the board of directors on which he served during the period that he served. Ratexchange has the following board committees:

Audit Committee.    The principal functions of the Audit Committee are to engage our independent accounting firm, to consult with our auditors concerning the scope of the audit and to review with them the results of their examination, to approve the services performed by the independent auditors, to review and approve any material accounting policy changes affecting our operating results and to review our financial control procedures and personnel. The following board members served as Audit Committee members during 2002: Ronald Spears, Patrick Arbor and John McConnaughy, Jr. In April 2002, Mr. McConnaughy resigned from the committee and the board and was not replaced. Ronald Spears was appointed chairman of the committee in April 2001. The Audit Committee held four meetings in 2002. The Audit Committee approves the engagement of and the services to be performed by the Company’s independent accountants and reviews the Company’s accounting principles and its system of internal accounting controls. The Board has adopted a written charter for the audit committee. The Board has determined that all members of the Audit Committee are “independent” as that term is defined in Rule 121(A) of the listing standards of the American Stock Exchange.

The Audit Committee is committed to upholding the highest legal and ethical conduct in fulfilling its responsibilities and expects the Company’s directors, as well as its officers and employees, to act ethically at all times and to acknowledge their adherence to the Company’s policies. The Company’s Board of Directors has adopted a written charter for the Audit Committee.

Compensation Committee.    The Compensation Committee of the board of directors has exclusive authority to establish the level of compensation paid to the Company’s executive officers and administers the Company’s stock option plans. The following board members served as Compensation Committee members during 2002: Donald Sledge and Steve Town. The Compensation Committee held four meetings in 2002.

Nominating Committee.    Ratexchange does not have a separate Nominating Committee of the board of directors.

AUDIT COMMITTEE REPORT

The information contained in this report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the Securities and Exchange Commission, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended, or Securities Exchange Act of 1934, as amended.

The Audit Committee reviews our financial reporting process on behalf of the board of directors. In fulfilling its responsibilities, the Audit Committee has reviewed and discussed the audited financial statements contained in the 2002 Annual Report on Form 10-K with Ratexchange’s management and the independent auditors. Management is responsible for the financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles.

The Audit Committee discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended. The audit committee has also received written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 Independence Discussions with Audit Committees (which relates to the accountant’s independence from the Company and its related entities) and has discussed with the independent auditors their independence from the Company.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the board the inclusion of the audited financial statements in Ratexchange’s 2002 Annual Report on Form 10-K for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE

Ronald Spears, Chairman

Patrick Arbor

COMPENSATION OF DIRECTORS

Directors may receive stock option grants for service on the Board. In March 2002 the members of the Board received the following option grants to purchase shares of the Company’s common stock as compensation for their services as Board members in 2002: Mr. Sledge received an option to purchase 140,000 shares, Mr. Spears an option to purchase 200,000 shares, Mr. Arbor received an option to purchase 125,000 shares and Mr. Town received an option to purchase 115,000 shares. Each of these grants were made with an exercise price of $0.41 per share. The variation in the number of shares granted to each member of the Board was based upon the number of years of service and average weighted exercise price of grants made to the individual member for past service. Former Board member Mr. John McConnaughy, Jr. received an option to purchase 100,000 shares of common stock at an exercise price of $0.56 per share in December 2001. The option grant to Mr. McConnaughy was cancelled in April 2003, 90 days after his resignation from the Board, according to the terms of our Company’s option plan. Former Board member Mr. E. Russell Braziel received an option to purchase 125,000 shares of common stock at an exercise price of $0.41 per share in March 2002. The option grant to Mr. Braziel was cancelled in April 2003, 90 days after his resignation from the Board, according to the terms of our Company’s option plan. All of these options have terms of ten years and vest over one year from the date of grant. Vesting is accelerated upon change of control of our Company. Ratexchange’s Directors also receive reimbursement of travel and other out-of-pocket expenses related to board meeting attendance. The members of the Board do not receive salaries or other cash compensation for service on the Board.

COMPENSATION OF EXECUTIVES

The following table sets forth information regarding the compensation paid to our Chief Executive Officer and each of the Company’s other executive officers whose total salary and bonus for 2002 exceeded $100,000.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Annual Compensation					Long-Term Compensation Awards
Securities Underlying Options
	Year	Salary		Bonus
D. Jonathan Merriman(1) Chairman and Chief Executive Officer	2002 2001 2000	$ $ $	241,881 99,831 59,039	$ $	14,000 200,000 —	1,387,500 — 2,100,000

Gregory S. Curhan(2) Executive Vice President and Chief Financial Officer	2002 2001 2000		$122,195 n/a n/a		$33,334 n/a n/a	1,000,000 n/a n/a

Robert E. Ford(3) President and Chief Operating Officer	2002 2001 2000	$ $	125,000 88,741 n/a		$45,000 — n/a	670,270 820,000 n/a

(1)

Mr. Merriman was appointed to the Board of Directors in February 2000. Mr. Merriman was hired on October 5, 2000 as President and Chief Executive Officer. Effective May 28, 2001, Mr. Merriman was appointed Chairman of our Board of Directors. The Board ratified his appointment on June 28, 2001. Mr. Merriman’s annual salary was $300,000, plus a bonus under his employment agreement from 2000. Effective March 15, 2001, Mr. Merriman reduced his annual salary to $1.00, plus a bonus tied to performance. Mr. Merriman’s salary was raised to $150,000 per year after our company secured private financing in November 2001. In July 2002, Mr. Merriman’s salary was changed to be in line with other revenue producing registered representatives of the Company such that his annual base salary is equal to

$75,000 and he receives a draw of $75,000 per year. Mr. Merriman also earned $91,880.68 in commissions in 2002. Commissions earned are included in the salary total set forth in the table above.

(2)	Mr. Curhan was hired on January 9, 2002 as Executive Vice President and Chief Financial Officer with an annual salary of $125,000, plus bonus under his employment agreement. In July 2002, Mr. Curhan’s salary was changed to be in line with other revenue producing registered representatives of the Company such that his annual base salary is equal to $62,500 and he receives a draw of $62,500 per year.

(3)	Mr. Ford was hired on February 19, 2001 as Chief Operating Officer with an annual salary of $125,000, plus a bonus under his employment agreement. Effective June 28, 2001, Mr. Ford was appointed President by the Board of Directors. In January 2002, Mr. Ford entered into a new employment agreement with the Company. His annual salary under this new agreement is $125,000, plus bonus. In July 2002, Mr. Ford’s salary was changed to be in line with other revenue producing registered representatives of the Company such that his annual base salary is equal to $62,500 and he receives a draw of $62,500 per year.

OPTION GRANTS IN LAST FISCAL YEAR

The following table sets forth information regarding options granted during fiscal year 2002 to the named executive officers. No stock appreciation rights were granted in 2002.

	Individual Grants				Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
	Number of Securities Underlying Options Granted	Percent of Total Options to Employees in 2002	Exercise or Base Price Per Share(1)	Expiration Date
Name					5% ($)	10% ($)
D. Jonathan Merriman(2)	387,500	6.0%	$0.41	3/20/12	258,791	412,081
	1,000,000	15.5%	$0.41	3/20/12	667,847	1,063,434

Gregory S. Curhan(3)	1,000,000	15.5%	$0.53	1/9/12	863,314	1,374,684

Robert E. Ford(4)	400,000	6.2%	$0.37	1/1/12	241,076	383,874
	270,270	4.2%	$0.37	1/1/12	162,889	259,374

(1)	The exercise prices of the options included in this table reflect the Board’s bona fide estimation of market value of the shares on the various grant dates.

(2)	As compensation for Mr. Merriman’s successful completion of the Company’s private round of financing in November 2001, he received an option to purchase 387,500 common shares with a strike price of $0.41 and immediate vesting. In lieu of the cash salary deferred by Mr. Merriman for fiscal years 2001 and 2002, he received an option grant to purchase 1,000,000 common shares with a strike price of $0.41 and immediate vesting.

(3)	As part of his employment agreement, Mr. Curhan received an option to purchase 1,000,000 common shares with a strike price of $0.53 and the following vesting schedule: 450,000 shares will vest at the rate of 25% upon the anniversary of his employment with the remainder vesting 1/36th per month for three years thereafter and 550,000 shares vesting on January 1, 2007. The vesting of the 550,000 share portion of the grant can be accelerated by the Company meeting specific financial milestones.

(4)	As part of his January 2002 employment agreement, Mr. Ford received an option to purchase 400,000 common shares with a strike price of $0.37 with 100,000 shares vesting immediately, 100,000 shares vesting on the anniversary of his signing his employment agreement and the balance of 200,000 option shares vesting 1/24th per month over the remaining two years following the first anniversary of his agreement.

AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND

FISCAL YEAR-END HOLDINGS

The following table sets forth information with respect to each of the named executive officers concerning the number of securities underlying unexercised stock options at the end of fiscal year 2002 and the 2002 fiscal year-end value of all unexercised in the money options held by such individuals. No options were exercised by any named executive officer in fiscal year 2002.

	Number of Securities Underlying Unexercised Options		Value of Unexercised In-the-Money Options(1)
Name	Exercisable	Unexercisable	Exercisable	Unexercisable
D. Jonathan Merriman	2,267,500	1,250,000	$0	$0
Gregory S. Curhan	150,000	850,000	0	0
Robert E. Ford	1,135,203	267,567	4,000	0

(1)	Market value of underlying securities at year-end minus the exercise price.

COMPARATIVE STOCK PERFORMANCE CHART

The following graph compares our stockholder returns since July 10, 2000, the date our common stock began trading on the American Stock Exchange, with the AMEX US index and the NASDAQ Other Finance index. The graph assumes an investment of $100 in each of Ratexchange and the AMEX US and NASDAQ Other Finance indices on July 10, 2000.

The points on the graph represent the following numbers:

	July 10, 2000	December 31, 2000	December 31, 2001	December 31, 2002
Ratexchange	$100.00	$37.24	$12.60	$ 5.96
AMEX US	$100.00	$95.88	$90.50	$82.02
NASDAQ Other Finance	$100.00	$95.92	$93.91	$76.29

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL AGREEMENTS

Mr. Sledge’s employment agreement provided for him to serve as Chairman and Chief Executive Officer of Ratexchange I with an annual base salary of $300,000, an annual incentive bonus of up to 50% of base salary, a 10% interest in Ratexchange I, Inc., an expense reimbursement and other employee benefits. Under this agreement, Mr. Sledge’s employment may be terminated for cause or upon death or disability so long as we pay all compensation owed as of the date of termination. Mr. Sledge’s employment may be terminated without cause if we pay him severance pay equal to one year’s annual salary and a bonus payment of $150,000. In October 2000, Mr. Sledge resigned as Chief Executive Officer, but continued to serve as Chairman at a salary of $120,000 per year until May of 2001. Upon his leaving our company in May 2001, we issued to Mr. Sledge a 7% convertible note, in an aggregate principal amount of $400,000, due April 2003 as consideration for the severance terms in his employment agreement. Interest is payable at the maturity of the two-year term. The notes may be converted into shares of Ratexchange’s common stock on election of Mr. Sledge anytime before their maturity or their prior repurchase by the Company. The conversion rate is 364 shares per each $1,000 principal amount of notes, subject to adjustment in certain circumstances. In March 2003,we modified the terms of the note payable to Mr. Sledge. The parties have agreed to convert the principle and interest due at the April 2003 maturity into a fully amortizing note payable over five years using an effective interest rate of 4.0%.

In connection with Mr. Merriman’s appointment as our new President and Chief Executive Officer, we entered into an employment agreement with Mr. Merriman. His initial annual salary under his employment agreement was $300,000. The agreement also included a $200,000 bonus paid to him on January 2, 2001, expense reimbursement and other employee benefits. Effective March 15, 2001, Mr. Merriman reduced his annual salary to $1.00, plus a bonus tied to performance. Mr. Merriman’s salary was raised to $150,000 per year after our company secured private financing. Effective May 28, 2001, Mr. Merriman was appointed Chairman of the Board and resigned his position as President of Ratexchange Corporation. The Board ratified his appointment on June 28, 2001. In July 2002, Mr. Merriman’s salary was changed to be in line with other revenue producing registered representatives of the Company such that his annual base salary is equal to $75,000 and he receives a draw of $75,000 per year. Mr. Merriman is also able to earned commissions based upon investment banking and trading business. Under his employment agreement, Mr. Merriman has been awarded ten-year stock options, which are incentive options to the extent permissible under Section 422 of the Internal Revenue Code of 1986, as amended, to purchase a total of 2,000,000 shares of our common stock at an exercise price of $3.19 per share, as follows:

•	Options to purchase 500,000 shares vesting on October 5, 2000;

•	Options to purchase 500,000 shares vesting on January 1, 2005, subject to acceleration of vesting upon the completion of a financing for $15 million and further subject, in either case, to continued employment on such date;

•	Options to purchase 250,000 shares vesting on October 5, 2001, subject to continued employment on that date;

•	Options to purchase 250,000 shares vesting on October 5, 2002, subject to continued employment on that date;

•	Options to purchase 250,000 shares vesting on January 1, 2007, subject to acceleration of vesting immediately following the first quarter of positive earnings before interest, taxes, depreciation and amortization after January 2001 and further subject, in either case, to continued employment on such date; and

•	Options to purchase 250,000 shares vesting on January 1, 2006, subject to acceleration of vesting immediately after the common stock has traded on AMEX at a price of $7.00 per share or more for 30 consecutive trading days, subject, in either case, to continued employment on such date.

The vesting of the stock options will accelerate, and Mr. Merriman will additionally be entitled to receive a payment of $1.0 million from Ratexchange, upon:

•	A sale of all or substantially all of our assets;

•	A merger of our company with another entity where we are not the surviving entity or where our stockholders immediately prior to the merger own less than 50% of our voting stock following the merger; or

•

A change in the membership of the board of directors such that individuals who, as of October 5, 2000, constitute our board of directors cease for any reason to constitute at least a majority of the board of directors; provided that any individual becoming a director subsequent to October 5, 2000 whose election, or nomination for election by our stockholders, was approved by a vote of at least a majority of the directors then comprising the incumbent board shall be considered as though the individual were a member of the incumbent board, but excluding, for this purpose, any individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than our board of directors.

Under Mr. Merriman’s employment agreement, Mr. Merriman’s employment may be terminated for cause or upon death or disability so long as we pay all compensation owed as of the date of termination. Mr. Merriman’s employment agreement may be terminated by us without cause if we pay to Mr. Merriman his base salary for twelve months following termination, any bonus that had been earned but not paid at the time of termination and all other benefits and compensation he would have been entitled to receive under the agreement had his employment not been terminated. All stock options granted to him under his employment also would immediately vest. Mr. Merriman would be entitled to receive the same payments and acceleration of the vesting of his options if he were to terminate his employment for “good reason,” as that term is defined in his employment agreement.

Mr. Gregory S. Curhan joined our company on January 9, 2002 as our Executive Vice President and Chief Financial Officer. On January 9, 2002, Mr. Curhan entered into an employment contract with Ratexchange Corporation. His initial salary under his employment agreement was equal to $125,000. The agreement also included a $50,000 bonus authorized upon signing the employment agreement. The bonus was earned in three equal payments based upon Mr. Curhan’s achievement of specific performance milestones as defined in the employment contract. Under his employment agreement, Mr. Curhan has been awarded ten-year stock options, which are incentive options to the extent permissible under Section 422 of the Internal Revenue Code of 1986, as amended, to purchase a total of 1,000,000 shares of our common stock at an exercise price of $0.53 per share, as follows:

•	An option grant to purchase 450,000 shares of common stock, that will vest 25% on the first anniversary of Mr. Curhan’s employment and the remainder vesting 1/36th per month over the following three years, and

•	An option grant to purchase 550,000 shares of common stock that will vest on January 1, 2007. The vesting of the shares in this grant will be accelerated in three equal sums upon the Company achieving specific financial performance milestones linked to profitability and share price, described in the employment agreement.

The vesting of Mr. Curhan’s stock options will accelerate upon:

•	A sale of all or substantially all of our assets;

•	A merger of our company with another entity where we are not the surviving entity or where our stockholders immediately prior to the merger own less than 50% of our voting stock following the merger; or

•	A change in the membership of the board of directors such that individuals who, as of January 9, 2002, constitute our board of directors cease for any reason to constitute at least a majority of the board of directors; provided that any individual becoming a director subsequent to January 9, 2002 whose election, or nomination for election by our stockholders, was approved by a vote of at least a majority of the directors then comprising the incumbent board shall be considered as though the individual were a member of the incumbent board, but excluding, for this purpose, any individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than our board of directors.

Upon such change of control one half of Mr. Curhan’s options granted shall vest, unless one half have already vested, in which case one half of the then remaining options will vest.

Under Mr. Curhan’s employment agreement, Mr. Curhan’s employment may be terminated for cause or upon death or disability so long as we pay all compensation owed as of the date of termination. Mr. Curhan’s employment agreement may be terminated by us without cause if we pay to Mr. Curhan his base salary for six months following termination, any bonus that had been earned but not paid at the time of termination and all other benefits and compensation he would have been entitled to receive under the agreement had his employment not been terminated. Mr. Curhan would be entitled to receive the same payments and acceleration of the vesting of his options if he were to terminate his employment for “good reason,” as that term is defined in his employment agreement.

Mr. Robert E. Ford joined our company on February 19, 2001 as our Chief Operating Officer. On June 28, 2001, Mr. Ford was appointed President of Ratexchange Corporation by the board of directors in addition to his role as Chief Operating Officer. On January 1, 2002, Mr. Ford entered into an employment contract with Ratexchange Corporation. His initial annual salary under his employment agreement was $125,000, which shall be increased under the terms of the agreement to $175,000 annually. Mr. Ford’s salary will be increase upon the Company meeting specific performance milestones related to profitability and shares price. The agreement also included a $145,000 bonus paid to him upon signing his agreement. The bonus was paid $45,000 in cash, tied to salary deferred for fiscal year 2001, and a stock option grant to purchase 270,270 shares of the Company’s common stock which number of shares were determined by dividing $100,000 by the closing price of the Company’s stock on the day the agreement was signed. The exercise price of the ten-year bonus option grant shares is $0.62. Mr. Ford was also granted ten-year stock options, which are incentive options to the extent permissible under Section 422 of the Internal Revenue Code of 1986, as amended, to purchase a total of 400,000 shares of our common stock at an exercise price equal to the closing price of our Private Placement financing of November 2001, equal to $0.37. These shares were awarded in three grants by the board of directors. The first grant of 100,000 shares vested on the date of the agreement, January 1, 2002. The second grant of 100,000 shares vested on the first anniversary of the signing of the agreement. The third grant of 200,000 shares vests at a rate of  1/24th per month over the remaining two years following the first anniversary of the agreement, subject to continued employment.

The vesting of the stock options will accelerate, and Mr. Ford will additionally be entitled to receive a payment of $500,000 from Ratexchange Corporation, upon:

•	A sale of all or substantially all of our assets;

•	A merger of our company with another entity where we are not the surviving entity or where our stockholders immediately prior to the merger own less than 50% of our voting stock following the merger; or

•	A change in the membership of the board of directors such that individuals who, as of January 1, 2002, constitute our board of directors cease for any reason to constitute at least a majority of the board of directors; provided that any individual becoming a director subsequent to January 1, 2002 whose election, or nomination for election by our stockholders, was approved by a vote of at least a majority of the directors then comprising the incumbent board shall be considered as though the individual were a member of the incumbent board, but excluding, for this purpose, any individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than our board of directors.

Under Mr. Ford’s employment agreement, Mr. Ford’s employment may be terminated for cause or upon death or disability so long as we pay all compensation owed as of the date of termination. Mr. Ford’s employment agreement may be terminated by us without cause if we pay to Mr. Ford his base salary for twelve months following termination, any bonus that had been earned but not paid at the time of termination, a lump sum payment of 50% of his full salary and all other benefits and compensation he would have been entitled to receive under the agreement had his employment not been terminated. Mr. Ford would be entitled to receive the same payments and acceleration of the vesting of his options if he were to terminate his employment for “good reason,” as that term is defined in his employment agreement.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company formed a strategic alliance with Amerex Bandwidth, Ltd. in September 2000. Amerex is an over-the-counter broker, providing customers with voice and electronic brokerage services, market liquidity, price discovery, and data services around the globe. Under the terms of the agreement, Amerex Bandwidth, Ltd. received warrants to purchase 2,300,000 shares of the Company’s common stock and also received a monthly payment for expenses associated with their bandwidth brokering services. In 2001, the Company paid Amerex Bandwidth, Ltd. $699,183.63 in expense reimbursements according to the terms of the alliance agreement. In February 2002, the Company’s obligation to pay reimbursement expenses to Amerex ended. Amerex holds warrants to purchase 1,985,000 shares of the Company’s common stock. Steve Town, Co-CEO of Amerex, joined the Company’s Board of Directors in October 2000 and remains on the Board to date.

For certain other transactions with directors see, “Compensation Committee Interlocks and Insider Participation.”

BOARD COMPENSATION COMMITTEE 2002 REPORT ON EXECUTIVE COMPENSATION

General Compensation Policy

The Compensation Committee of the board of directors has exclusive authority to establish the level of compensation paid to the Company’s executive officers and administers the Company’s stock option plans. Compensation policies of the Committee are designed to attract, retain and motivate highly skilled executive officers by providing compensation that is comparable to that provided by our competitors for key personnel. It is the Committee’s policy to offer executive officers competitive compensation that is based upon overall Company performance, individual contributions to the Company’s financial success and the scope of responsibilities performed pursuant to particular offices.

Currently, the Committee does not use quantitative methods or mathematical formulas to set any element of compensation for a particular executive officer, except that our executive officers are eligible to receive commissions as are all of our registered representatives. Instead, the Committee administers the executive compensation system through informal surveys of compensation programs of other similar companies and application of the subjective business judgment of each Committee member. In employing its discretion, the Committee principally considers for each component of an executive’s compensation factors such as previous and anticipated Company performance, as well as demonstrated individual initiative and performance. The principal components of the Company’s executive compensation include (a) annual base salary, (b) bonus programs and (c) equity awards. Currently, we do not contribute to any retirement programs or pension plans on behalf of our executive officers.

Base Salaries

Annual base salaries for executive officers are initially determined by evaluating the scope of the responsibilities of the office and the experience and knowledge of the individual officer. A secondary consideration is the competitiveness of the marketplace for executive talent. The Committee establishes base salaries of its executives with the objective of ensuring that the salaries we offer remain competitive with those of similar companies.

In establishing the annual base salaries of our executive officers, the Company’s Board of Directors specifically assessed the responsibilities of the offices, evaluated the officers’ level of experience, skills and knowledge relevant to the Company’s business objectives and informally reviewed the compensation for executive officers of comparable companies. The Committee believes that the annual base salaries of our executive officers are appropriate when compared to salaries paid by other companies for the same offices, and in light of both the scope of responsibilities and anticipated performance, as well as previous related work experience and level of skill and knowledge of our officers.

The Committee anticipates that it will periodically review the individual salaries of each of our executive officers. Adjustments to base salaries are made at the discretion of the Committee, which takes into consideration factors such as past and anticipated performance of the Company and the Committee’s subjective perception of the individual’s performance.

Bonuses

Executive officer bonuses are designed to provide the Company flexibility in devising incentives for exceptional performance by our executive officers. Generally, cash bonus payouts are tied to achievement of company-wide performance goals, including stock performance. At its sole discretion, the Committee may award annual cash bonuses to the Company’s executive officers. The amount of the performance bonus awarded, if any, is tied to both the level of our executive officers’ performance and that of the Company.

Nevertheless, bonuses available to our executive officers reflect the specific capitalization and development needs of the Company. Thus, the Company has utilized the incentive of special cash fundraising bonuses for executive officers, which bonuses are granted in the event the Company obtains certain levels of aggregate net proceeds from borrowing and issuance of debt and equity securities. The Company has also employed special acquisition bonuses as an incentive for our executive officers to identify and consummate certain business combinations that promote the business objectives of the Company.

Equity Awards

In granting stock options, the Company’s goals are to attract, retain and motivate the highest caliber of executives by offering long-term compensation that links a meaningful portion of the executives’ total compensation to the best interests of stockholders. Making stock options a significant component of executive compensation provides each executive officer with incentive to manage the Company from the perspective of an owner with an equity interest in the Company. The Committee also believes that, given the market in which the Company operates and the Company’s early stage of development, equity-based compensation provides the greatest incentive for outstanding executive performance.

Chief Executive Officer Compensation

D. Jonathan Merriman

Mr. Merriman’s 2002 compensation; including salary, bonus and equity in the Company, was based upon his function as the Chairman and Chief Executive Officer. Mr. Merriman became the Company’s chief executive in October 2000 and its chairman in May 2001. Mr. Merriman’s compensation was negotiated based upon the then-current compensation being given to executives in similar businesses. Mr. Merriman’s equity interest in the Company is earned based upon the performance goals set forth in his employment agreement. See “Employment Contracts and Termination of Employment and Change in Control Agreements.”

$1 Million Pay Deductibility Limit

Section 162(m) of the Internal Revenue Code of 1986, as amended, prohibits publicly traded companies from taking a tax deduction for compensation in excess of $1 million paid to the chief executive officer or any of the four most highly compensated executive officers for any fiscal year. Certain “performance-based compensation” is excluded from this $1 million cap. At this time, none of the Company’s executive officer’s compensation subject to the deductibility limit exceeds $1 million. In the Committee’s view, the Company is not likely to be affected by the nondeductibility rules in the near future.

Conclusion

In conclusion, a significant portion of the Company’s executive compensation is linked directly to individual performance of our executive officers as measured by the accomplishment of the Company’s strategic goals, profitability and stock price appreciation. The Committee intends to continue the practice of linking executive compensation to Company performance, individual officer performance and stockholder return, realizing, of course, that the business cycle from time to time may result in an imbalance for a particular period.

COMPENSATION COMMITTEE DURING 2002

Donald Sledge

Steven Town

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During 2002, the following directors served as compensation committee members: Donald Sledge and Steve Town.

During fiscal 2002, there were no Compensation Committee interlocks and no insider participation in Compensation Committee decisions that were required to be reported under the rules and regulations of the Securities Exchange Act of 1934. However, Mr. Sledge was employed as our executive from September 1999 to May 2001.

PROPOSAL 2: APPROVAL OF 2003 STOCK OPTION AND INCENTIVE PLAN

This section provides a summary of the terms of the 2003 Stock Option and Incentive Plan and the proposal to approve the plan.

The board of directors approved the 2003 Stock Option and Incentive Plan on March 7, 2003, subject to approval from our stockholders at this meeting. The purpose of the 2003 Stock Option and Incentive Plan is to attract and to encourage the continued employment and service of, and maximum efforts by, officers, directors, key employees and other key individuals by offering those persons an opportunity to acquire or increase a direct proprietary interest in our operations and our future success. In the judgment of the board of directors, an initial or increased grant under the 2003 Stock Option and Incentive Plan will be a valuable incentive and will serve to the ultimate benefit of stockholders by aligning more closely the interests of 2003 Stock Option and Incentive Plan participants with those of our stockholders.

A total of 12,600,000 shares of common stock is reserved for issuance under the 2003 Stock Option and Incentive Plan. At April 30, 2003, the closing price of our common stock was $0.33 per share. There are currently no participants in the 2003 Stock Option and Incentive Plan. Because participation and the types of awards under the 2003 Stock Option and Incentive Plan are subject to the discretion of the Compensation Committee, the benefits or amounts that will be received by any participant or groups of participants if the 2003 Stock Option and Incentive Plan is approved are not currently determinable, except as further described below. At April 30, 2003, there were three executive officers, 47 employees and 4 non-employee directors of the Company and its subsidiaries who were eligible to participate in the 2003 Stock Option and Incentive Plan.

On March 7, 2003 the Compensation Committee recommended to the full board and the full board approved the new option grants to the executive officers of the Company, subject to stockholder approval of the 2003 Stock Option and Incentive Plan. In order to establish specific equity interest for our executive officers, the board recommends the following grants to Mr. Merriman, Mr. Curhan and Mr. Ford:

Executive Officer	Current Option Grants	Approved New Grant	Total Ownership incl. New Grant	Percentage Ownership incl. New Grant(1)
D. Jonathan Merriman Chairman and Chief Executive Officer	3,517,500	5,000,000	8,517,500	10.6%

Gregory S. Curhan Executive Vice President and Chief Financial Officer	1,000,000	3,100,000	4,100,000	5.1%

Robert E. Ford President and Chief Operating Officer	1,402,770	500,000	1,902,770	2.4%

(1)	Applicable percentage ownership is based on the fully diluted shares of the Company’s common stock outstanding, including unexercised options and warrants; except those with strike or exercise prices above $1.50.

The recommended new grants are intended to compensate the executives for their success in executing on the business plan that was approved by the board in September 2001 to create a traditional broker-dealer and investment back. The board also wishes to create incentive for the executives and retain their services as the Company grows. If the stockholders approve the 2003 Ratexchange Corporation Stock Option and Incentive Plan, the ten-year grants to executives would vest seven years from their grant. In order to improve stockholder value the executives can accelerate their vesting by meeting the following business milestones for the Company:

•	10% of the grant will vest upon the successful restructure of the Company’s debt to Forsythe McArthur Associates, Inc.;

•	20% of the grant will vest upon the successful completion of the private capital raise for the benefit of the Company;

•	30% will vest upon the Company achieving profitability/positive cash flow, under generally accepted accounting principles, or GAAP, for one fiscal quarter; and

•	40% will vest upon the Company’s common stock closing at or above the following prices for 20 consecutive trading day:

•	13.33% when trading at or above $0.40;

•	13.33% when trading at or above $0.80; and

•	13.33% when trading at or above $1.20.

Required Vote

The affirmative vote of the holders of a majority of the stock having voting power present in person or represented by proxy at the Annual Meeting is required to approve the 2003 Stock Option and Incentive Plan. Unless otherwise indicated, properly executed proxies will be voted in favor of Proposal 2 to approve the 2003 Stock Option and Incentive Plan.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE 2003 STOCK OPTION AND INCENTIVE PLAN.

Description of the Plan

A description of the provisions of the 2003 Stock Option and Incentive Plan is set forth below. This summary is qualified in its entirety by the detailed provisions of the 2003 Stock Option and Incentive Plan, a copy of which is attached as Annex A to this proxy statement.

Administration.    The Compensation Committee of the board of directors administers the 2003 Stock Option and Incentive Plan. Subject to the terms of the plan, the Compensation Committee may select participants to receive awards, determine the types of awards and terms and conditions of awards and interpret provisions of the plan.

Common Stock Reserved for Issuance under the Plan.    The common stock to be issued under the 2003 Stock Option and Incentive Plan consists of authorized but unissued shares. If any shares covered by an award are not purchased or are forfeited, or if an award otherwise terminates without delivery of any common stock, then the number of shares of common stock counted against the aggregate number of shares available under the plan with respect to the award will, to the extent of any such forfeiture or termination, again be available for making awards under the 2003 Stock Option and Incentive Plan.

Eligibility.    Awards may be made under the 2003 Stock Option and Incentive Plan to our directors, employees of or consultants to Ratexchange or any of our subsidiaries or affiliates, including any such employee who is an officer or director of us or of any subsidiary or affiliate.

Amendment or Termination of the Plan.    The board of directors may terminate or amend the plan at any time and for any reason. The 2003 Stock Option and Incentive Plan will terminate in any event ten years after its effective date. Amendments will be submitted for stockholder approval to the extent required by the Internal Revenue Code or other applicable laws.

Options.    The 2003 Stock Option and Incentive Plan permits the granting of options to purchase shares of common stock intended to qualify as incentive stock options under the Internal Revenue Code and stock options that do not qualify as incentive stock options.

In the case of incentive stock options, the exercise price of each stock option may not be less than 100% of the fair market value of our common stock on the date of grant. In the case of certain 10% stockholders who receive incentive stock options, the exercise price may not be less than 110% of the fair market value of the common stock on the date of grant. An exception to these requirements is made for options that we grant in substitution for options held by employees of companies that we acquire. In such a case the exercise price is adjusted to preserve the economic value of the employee’s stock option from his or her former employer. In no event will the exercise price be less than the par value of a share of common stock on the date of grant.

The term of each stock option is fixed by the Compensation Committee and may not exceed 10 years from the date of grant. Options may be made exercisable in installments. The Compensation Committee may accelerate the exercisability of options.

Unless the Compensation Committee provides otherwise in the applicable option agreement, unvested options will expire immediately and vested options will expire 90 days after a grantee terminates employment with us for a reason other than for death or disability. Unless the Compensation Committee provides otherwise in the applicable option agreement, in the case of a termination of employment due to death or disability, options will fully vest and remain exercisable for a period of one year following termination of employment. In the case of a termination for cause, we may cancel the options upon the grantee’s termination.

In general, a grantee may pay the exercise price of an option by cash, certified check, by tendering shares of common stock (which if acquired from us have been held by the grantee for at least six months), or by means of a broker-assisted cashless exercise.

Stock options granted under the 2003 Stock Option and Incentive Plan may not be sold, transferred, pledged or assigned other than by will or under applicable laws of descent and distribution. However, we may permit limited transfers of non-qualified options for the benefit of immediate family members of grantees to help with estate planning concerns or to co-workers or employees of grantees.

Other Awards.    The Compensation Committee also may award:

•	restricted stock, which are shares of common stock subject to restrictions.

•	restricted stock units, which are common stock units subject to restrictions.

Effect of Certain Corporate Transactions.    Certain change of control transactions involving us, such as a sale of Ratexchange, may cause awards granted under the 2003 Stock Option and Incentive Plan to vest, unless the awards are continued or substituted for in connection with the change of control transaction.

Adjustments for Stock Dividends and Similar Events.    The Compensation Committee will make appropriate adjustments in outstanding awards and the number of shares available for issuance under the 2003 Stock Option and Incentive Plan, including the individual limitations on options, to reflect common stock dividends, stock splits and other similar events.

Section 162(m) of the Internal Revenue Code.    Section 162(m) of the Internal Revenue Code limits publicly-held companies such as Ratexchange to an annual deduction for federal income tax purposes of $1 million for compensation paid to their covered employees. However, “performance-based compensation” is excluded from this limitation. The 2003 Stock Option and Incentive Plan is designed to permit the Compensation Committee to grant options that qualify as performance-based for purposes of satisfying the conditions of Section 162(m).

To qualify as performance-based:

(a)	the compensation must be paid solely on account of the attainment of one or more pre-established, objective performance goals;

(b)	the performance goal under which compensation is paid must be established by a compensation committee comprised solely of two or more directors who qualify as outside directors for purposes of the exception;

(c)	the material terms under which the compensation is to be paid must be disclosed to and subsequently approved by stockholders of the corporation before payment is made in a separate vote; and

(d)	the compensation committee must certify in writing before payment of the compensation that the performance goals and any other material terms were in fact satisfied.

In the case of compensation attributable to stock options, the performance goal requirement (summarized in (a) above) is deemed satisfied, and the certification requirement (summarized in (d) above) is inapplicable, if the grant or award is made by the compensation committee; the plan under which the option is granted states the maximum number of shares with respect to which options may be granted during a specified period to an employee; and under the terms of the option, the amount of compensation is based solely on an increase in the value of the common stock after the date of grant. The maximum number of shares of common stock subject to options that can be awarded under the 2003 Stock Option and Incentive Plan to any person is 5,000,000 shares per year.

Federal Income Tax Consequences

Incentive Stock Options.    The grant of an option will not be a taxable event for the grantee or for us. A grantee will not recognize taxable income upon exercise of an incentive stock option (except that the alternative minimum tax may apply), and any gain realized upon a disposition of the common stock received pursuant to the exercise of an incentive stock option will be taxed as long-term capital gain if the grantee holds the shares of common stock for at least two years after the date of grant and for one year after the date of exercise (the “holding period requirement”). We will not be entitled to any business expense deduction with respect to the exercise of an incentive stock option, except as discussed below.

For the exercise of an option to qualify for the foregoing tax treatment, the grantee generally must be our employee or an employee of our subsidiary from the date the option is granted through a date within three months before the date of exercise of the option.

If all of the foregoing requirements are met except the holding period requirement mentioned above, the grantee will recognize ordinary income upon the disposition of the common stock in an amount generally equal to the excess of the fair market value of the common stock at the time the option was exercised over the option exercise price (but not in excess of the gain realized on the sale). The balance of the realized gain, if any, will be capital gain. We will be allowed a business expense deduction to the extent the grantee recognizes ordinary income, subject to our compliance with Section 162(m) of the Internal Revenue Code and to certain reporting requirements.

Non-Qualified Options.    The grant of an option will not be a taxable event for the grantee or for us. Upon exercising a non-qualified option, a grantee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the common stock on the date of exercise. Upon a subsequent sale or exchange of shares acquired pursuant to the exercise of a non-qualified option, the grantee will have taxable gain or loss, measured by the difference between the amount realized on the disposition and the tax basis of the shares of common stock (generally, the amount paid for the shares plus the amount treated as ordinary income at the time the option was exercised).

If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

A grantee who has transferred a non-qualified stock option to a family member by gift will realize taxable income at the time the non-qualified stock option is exercised by the family member. The grantee will be subject to withholding of income and employment taxes at that time. The family member’s tax basis in the shares of common stock will be the fair market value of the shares of common stock on the date the option is exercised. The transfer of vested non-qualified stock options will be treated as a completed gift for gift and estate tax purposes. Once the gift is completed, neither the transferred options nor the shares acquired on exercise of the transferred options will be includable in the grantee’s estate for estate tax purposes.

Restricted Stock.    A grantee who is awarded restricted stock will not recognize any taxable income for federal income tax purposes in the year of the award, provided that the shares of common stock are subject to restrictions (that is, the restricted stock is nontransferable and subject to a substantial risk of forfeiture). However, the grantee may elect under Section 83(b) of the Internal Revenue Code to recognize compensation income in the year of the award in an amount equal to the fair market value of the common stock on the date of the award, determined without regard to the restrictions. If the grantee does not make such a Section 83(b) election, the fair market value of the common stock on the date the restrictions lapse will be treated as compensation income to the grantee and will be taxable in the year the restrictions lapse. If we comply with applicable reporting requirements and subject to the restrictions of Section 162(m) of the Internal Revenue Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

Restricted Stock Units.    There are no immediate tax consequences of receiving an award of restricted stock units under the 2003 Stock Option and Incentive Plan. A grantee who is awarded restricted stock units will be required to recognize ordinary income in an amount equal to the fair market value of shares issued to such grantee at the end of the restriction period or, if later, the payment date. If we comply with applicable reporting requirements and subject to the restrictions of Section 162(m) of the Internal Revenue Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

PROPOSAL 3:  AMENDMENT TO CHANGE THE COMPANY’S NAME TO MCF CORPORATION

The Board of Directors of Ratexchange Corporation has approved, and recommends that stockholders approve, adoption of an amendment to the Company’s Certificate of Incorporation changing the Company’s name from Ratexchange Corporation to MCF Corporation.

It is the Company’s intent to restructure itself to focus its business strategy on the continued development and expansion of the operations of its subsidiary, Merriman Curhan Ford & Co. (formerly known as RTX Securities Corporation), which provides broker-dealer and investment banking services to its institutional and high net worth individual clients. As part of this restructuring, the Company intends to change its name to MCF Corporation. The Board believes that changing the Company’s name to MCF Corporation will better reflect the Company’s focus on the broker-dealer and investment banking industry and complete the transition from the business-to-business bandwidth activities of the past.

The amendment to the Certificate of Incorporation changing the Company’s name to MCF Corporation, if approved by stockholders, will be effective upon the execution, acknowledgement and filing of a certificate of amendment with the Delaware Secretary of State.

This summary of the amendment is qualified in its entirety by reference to the amendment itself, “Certificate of Amendment of Certificate of Incorporation of Ratexchange Corporation,” a copy of which is attached hereto as Annex B.

Required Vote

The affirmative vote of the holders of at least a majority of the stock having voting power present in person or represented by proxy is required to amend the Company’s Certificate of Incorporation to change the Company’s name.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” APPROVAL OF THE PROPOSAL TO ADOPT AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION CHANGING THE COMPANY’S NAME TO MCF CORPORATION.

PROPOSAL 4:  APPROVAL OF OFFER TO EXCHANGE CURRENT PROMISSORY NOTE HOLDER’S DEBENTURES FOR RATEXCHANGE CORPORATION SERIES C CONVERTIBLE PREFERRED STOCK

In November 2001 the Company raised $3,500,000 dollars of capital investment in a private placement transaction with 30 accredited institutional and individual investors. In exchange for their investment the investors received convertible promissory notes from the Company. The promissory notes are in the principle amount of the holder’s investment, of ten years in term, convertible on demand into Ratexchange common stock at a rate of $0.37 and earn interest at 12% per annum, payable quarterly. One investor converted its debt to stock, leaving the balance of debt at $3,300,000 for the November 2001 round of financing. The Company will pay approximately $99,000 in interest on the obligations per quarter. Certain directors and executive officers, and one former director, hold promissory notes of the Company and will be eligible to convert those promissory notes into Series C convertible preferred stock on the same basis as other holders of the Company’s promissory notes if this exchange offer is approved the the stockholders. The holdings of promissory notes of these directors, executive officers and the former director are shown in the table below.

OFFICER AND DIRECTOR DEBENTURE OWNERSHIP

Executive / Officer Director	Principal of Note	Shares of Series C Conv. Prefered	No. of Common Shares if Converted
D. Jonathan Merriman Chairman and Chief Executive Officer, Director	$75,000	300,000	300,000

Robert E. Ford President and Chief Operating Officer	$25,000	100,000	100,000

Patrick H. Arbor Director	$25,000	100,000	100,000

Steve Town Director	$25,000	100,000	100,000

John E. McConnaughy, Jr. Former Director	$300,000	1,200,000	1,200,000

The Board of Directors has approved and recommends the following exchange transaction proposed by management. For each dollar of principle invested by the promissory note holders they will receive four shares of Ratexchange Corporation Series C convertible preferred stock. The Series C convertible preferred stock will be convertible on demand of the holder into the Company’s common stock at a ratio of 1:1. The holders of the Series C preferred stock will receive an annual dividend at the rate of 3.0% per year, paid in cash. Each share of Series C convertible preferred stock will be entitled to one vote on all matters submitted to the stockholders for a vote, on an equal basis to the Company’s Common Stock and Series A and Series B convertible preferred stock.

If all of the promissory notes were to be converted by the holders, the Company would issue 9,393,540 shares of common stock. If all promissory note holders accepted the exchange, the promissory note holders as a group would receive an aggregate total of 13,200,000 shares of Series C convertible preferred stock. The Series C preferred stock could be converted into 13,200,000 shares of the Company’s common stock.

The exchange would benefit the Company by reducing the cash cost of interest payments, allowing us to achieve cash flow breakeven and GAAP profitability sooner. If all note holders exchange, quarterly cash payments would decline from $99,000 to $24,750, an annual savings of $297,000. This exchange would also benefit the Company and its stockholders by improving the balance sheet because part of the value of the promissory notes exchanged will transfer from the liability section of the balance sheet into the equity portion, thus improving stockholder equity in the Company. If all note holders exchange, the increase in the number of shares of the Company’s common stock that could potentially be issued would be 4,281,082 shares or 5.4% of the common stock based on the fully diluted shares of the Company’s common stock outstanding, including unexercised options and warrants; except those with strike or exercise prices above $1.50.

Required Vote

The affirmative vote of the holders of at least a majority of the stock having voting power present in person or represented by proxy is required to amend the Company’s Certificate of Incorporation to change the Company’s name.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” APPROVAL OF THE PROPOSAL TO EXCHANGE CURRENT PROMISSORY NOTE HOLDER’S DEBENTURES FOR RATEXCHANGE CORPORATION SERIES C CONVERTIBLE PREFERRED STOCK.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding beneficial ownership of each class of our voting securities as of April 30, 2003, by (a) each person who is known by us to own beneficially more than five percent of each of our outstanding classes of voting securities, (b) each of our directors, (c) each of the named executive officers and (d) all directors and executive officers as a group.

Name and Address of Beneficial Owner	Common Stock Beneficially Owned	Percent(1)	Series A Convertible Preferred Beneficially Owned	Percent(11)	Series B Convertible Preferred Beneficially Owned	Percent(12)
Patrick Arbor(2)	373,818	1.4%

Gregory S. Curhan(3)	290,000	1.1%

Robert E. Ford(4)	1,259,903	4.6%

D. Jonathan Merriman(5)	3,944,453	13.6%

Donald H. Sledge(6)	1,440,000	5.2%

Ronald E. Spears(7)	410,000	1.5%

Steven W. Town (8)	288,818	1.1%

John V. Winfield(9) 820 Moraga Drive Los Angeles, CA 90049	1,626,232	5.9%

All directors and executive officers as a group (7 persons)(10)	6,669,360	24.4%

Amerex Bandwidth, Ltd. 1 Sugar Creek Center Blvd. Suite 700 Sugar Land, TX 77478	1,985,000	7.0%

Richard Boerke 179 Fuller Lane Winnetka, IL 60093			115,384	18.6%

Ramsey Financial 108 S. Madison Avenue Louisville, KY 40243			421,751	68.0%

Dolphin Offshore Partners, L.P. 129 E. 17th Street New York, NY 10003					1,250,000	14.3%

Brock Ganeles 41 W. 72nd Street, Apt. 14A New York, NY 10023					525,000	6.0%

Walter F. Harrison, III c/o Granite Capital 126 E. 56th Street, 25th Floor New York, NY 10022					1,000,000	11.4%

Name and Address of Beneficial Owner	Common Stock Beneficially Owned	Percent(1)	Series A Convertible Preferred Beneficially Owned	Percent(11)	Series B Convertible Preferred Beneficially Owned	Percent(12)

Highfields Capital, Ltd. c/o Highfields Capital Management, LP 200 Clarendon Street Boston, MA 02116					1,750,000	20.0%

Highfields Capital II, LP c/o Highfields Capital Management, LP 200 Clarendon Street Boston, MA 02116					500,000	5.7%

The Intergroup Corporation 820 Moraga Drive Los Angeles, CA 90049					500,000	5.7%

Portsmouth Square, Inc. 820 Moraga Drive Los Angeles, CA 90049					500,000	5.7%

(1)	Applicable percentage ownership is based on 26,193,341 shares of common stock outstanding as of April 30, 2003. Pursuant to the rules of the Securities and Exchange Commission, shares shown as “beneficially” owned include all shares of which the persons listed have the right to acquire beneficial ownership within 60 days of April 30, 2003, including (a) shares subject to options, warrants or any other right exercisable within 60 days of April 30, 2003, even if these shares are not currently outstanding, (b) shares attainable through conversion of other securities, even if these shares are not currently outstanding, (c) shares that may be obtained under the power to revoke a trust, discretionary account or similar arrangement and (d) shares that may be obtained pursuant to the automatic termination of a trust, discretionary account or similar arrangement. This information is not necessarily indicative of beneficial ownership for any other purpose. Our directors and executive officers have sole voting and investment power over the shares of common stock held in their names, except as noted in the following footnotes.

(2)	Includes Mr. Arbor’s currently exercisable options to purchase 100,000 shares of common stock at $2.01 per share and 125,000 shares of common stock at $0.41 per share.

(3)	Includes Mr. Curhan’s currently exercisable option to purchase 168,750 shares of common stock at $0.53 per share. Mr. Curhan holds a warrant to purchase 12,500 common shares with an exercise price of $0.37 per share. Mr. Curhan holds convertible preferred stock convertible into 50,000 common shares.

(4)	Includes Mr. Ford’s currently exercisable option to purchase 150,000 shares of common stock with a strike price of $2.05, an option to purchase 150,000 shares with a strike price of $4.00, an option to purchase 20,000 shares with a strike price of $1.40, an options to purchase 100,000 shares with a strike price of $0.34, an option to purchase 300,000 shares with a strike price of $0.34, an option to purchase 12,500 shares with a strike price of $0.74, an option to purchase 200,000 shares with a strike price of $0.37 and an option to purchase 202,695 shares with a strike price of $0.68, all which are currently exercisable. Mr. Ford also holds a warrant to purchase 6,250 common shares with an exercise price of $0.37 per share and a promissory note that converts at $0.37 into 67,586 common shares.

(5)

Includes Mr. Merriman’s currently exercisable options to purchase 100,000 shares of common stock at $7.00 per share, an option to purchase 750,000 shares with a strike price of $3.19, an option to purchase 30,000 shares with a strike price of $0.74, an options to purchase 387,500 shares with a strike price of $0.41 and an option to purchase 1,000,000 shares with a strike price of $0.41, all of which are currently exercisable. Mr. Merriman also holds warrants to purchase 18,750 common shares with an exercise price of $0.37 per share and 62,500 common shares at $0.30 per share. He also holds a promissory note that converts at $0.37 into 202,703 common shares and convertible preferred stock convertible into 250,000 common shares.

(6)	Includes Mr. Sledge’s currently exercisable options to purchase 100,000 shares of common stock at $2.75 per share, an option to purchase 1,200,000 shares of common stock at $7.00 per share and an option to purchase 140,000 shares with a strike price of $0.41 per share.

(7)	Includes Mr. Spears’ currently exercisable options to purchase 100,000 shares of common stock at $7.00 per share, an option to purchase 100,000 shares with a strike price of $2.75 and an option to purchase 200,000 shares with a strike price of $0.41 per share.

(8)	Includes Mr. Town’s currently exercisable options to purchase 100,000 shares of common stock at $2.87 per share and an option to purchase 115,000 shares of commons stock with a strike price of $041 per share. Mr. Town also holds a warrant to purchase 6,250 common shares with an exercise price of $0.37 per share and a promissory note that converts at $0.37 into 67,586 common shares.

(9)	Includes Mr. Winfield’s warrant to purchase 250,000 shares of common stock at $0.37 per share and a convertible promissory note from the Company that can be converted at Mr. Winfield’s discretion into 1,285,432 shares of common stock at $0.37 per share. These securities were received as part of Mr. Winfield’s participation in the Company’s November 2001 private financing.

(10)	The total for directors and executive officers as a group includes 5,851,453 shares subject to outstanding stock options that are currently exercisable, 112,500 shares subject to outstanding warrants that are currently exercisable and 705,407 shares resulting from conversion of promissory notes and preferred stock that are presently convertible.

(11)	Applicable percentage ownership is based on 619,999 shares of Series A Convertible Preferred Stock outstanding as of April 30, 2003. Pursuant to the rules of the Securities and Exchange Commission, shares shown as “beneficially” owned include all shares of which the persons listed have the right to acquire beneficial ownership within 60 days of April 30, 2003, including (a) shares subject to options, warrants or any other right exercisable within 60 days of April 30, 2003, even if these shares are not currently outstanding, (b) shares attainable through conversion of other securities, even if these shares are not currently outstanding, (c) shares that may be obtained under the power to revoke a trust, discretionary account or similar arrangement and (d) shares that may be obtained pursuant to the automatic termination of a trust, discretionary account or similar arrangement. This information is not necessarily indicative of beneficial ownership for any other purpose.

(12)	Applicable percentage ownership is based on 8,750,000 shares of Series B Convertible Preferred Stock outstanding as of April 30, 2003. Pursuant to the rules of the Securities and Exchange Commission, shares shown as “beneficially” owned include all shares of which the persons listed have the right to acquire beneficial ownership within 60 days of April 30, 2003, including (a) shares subject to options, warrants or any other right exercisable within 60 days of April 30, 2003, even if these shares are not currently outstanding, (b) shares attainable through conversion of other securities, even if these shares are not currently outstanding, (c) shares that may be obtained under the power to revoke a trust, discretionary account or similar arrangement and (d) shares that may be obtained pursuant to the automatic termination of a trust, discretionary account or similar arrangement. This information is not necessarily indicative of beneficial ownership for any other purpose.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 required the Company’s directors and executive officers to file reports with the SEC on Forms 3, 4 and 5 for the purpose of reporting their ownership of and transactions in the Company’s equity securities. During 2002, no directors or executive officers were late in filing their reports.

INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Directors has engaged Ernst & Young, LLP to serve as our auditors for the fiscal year ending December 31, 2002. Ernst & Young was first engaged to serve as our auditors for the fiscal year ended December 31, 2002. Previously, the accounting firm of Arthur Anderson, LLP served as the Company’s independent auditors for fiscal years 2000 and 2001. Representatives of Ernst & Young are expected to be available at the Annual Meeting. Such representatives will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Information Regarding Change of Independent Auditors

The Audit Committee of the Board of Directors of RateXchange annually considers and recommends to the Board of Directors the selection of the Company’s independent public accountants. As recommended by Ratexchange’s Audit Committee, the Company’s Board of Directors decided to no longer engage Arthur Andersen LLP (Andersen) as Ratexchange’s independent public accountants on April 2, 2002. The Board of Directors engaged Ernst & Young LLP to serve as the Company’s independent public accountants on April 2, 2002. The appointment of Ernst & Young LLP was approved by the Company’s stockholders at the 2002 annual meeting.

Andersen’s reports on Ratexchange’s consolidated financial statements for the past two years did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. Andersen issued an unqualified report dated February 26, 2002 on Ratexchange’s 2001 consolidated financial statements.

During the Company’s two most recent fiscal years and through the date of this proxy, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Andersen’s satisfaction, would have caused them to make reference to the subject matter in connection with their report on Ratexchange’s consolidated financial statements for such years; and there were no reportable events, as listed in Item 304(a)(1)(v) of Regulation S-K.

During Ratexchange’s two most recent fiscal years and through the date of this proxy, Ratexchange did not consult Ernst & Young LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Ratexchange’s consolidated financial statements, or any other matters or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Ernst & Young’s fees for providing services to us in 2002 were as follows:

Audit Fees.    The aggregate fees billed by Ernst & Young for professional services rendered for the audit of our annual financial statements for 2002, the review of the financial statements included in our Form 10-Q’s for 2002 and review of our financial statements for 2001 was approximately $128,500.

Financial Information Systems Design and Implementation Fees.    The aggregate fees billed by Ernst & Young for financial information systems design and implementation services provided to us for 2002 was approximately $0.

All Other Fees.    The aggregate fees billed by Ernst & Young for all other services rendered by it to us for 2002 was approximately $26,500. These fees were incurred for tax services.

The Audit Committee of the board of directors has considered whether the provision of the foregoing non-audit services by Ernst & Young is compatible with maintaining Ernst & Young’s independence.

STOCKHOLDER PROPOSALS FOR 2004 ANNUAL MEETING

If you wish to submit proposals to be included in Ratexchange’s 2004 proxy statement, we must receive them on or before February 2, 2004. Please address your proposals to the Corporate Secretary.

If you wish to raise a matter before the stockholders at the year 2004 annual meeting, you must notify the Secretary in writing by not later than April 18, 2004. Please note that this requirement relates only to matters you wish to bring before your fellow stockholders at the annual meeting. It is separate from the SEC’s requirements to have your proposal included in next year’s proxy statement.

ANNUAL REPORT ON FORM 10-K

Our 2002 Annual Report to Stockholders was prepared on an integrated basis with our Annual Report on Form 10-K for the year ended December 31, 2002, and accompanies this proxy statement. Certain financial information required by Schedule 14A, Item 13 is incorporated by reference to the Annual Report on Form 10-K. Stockholders may obtain a copy of the exhibits to the Company’s Form 10-K for the year ended December 31, 2002 upon payment of a reasonable fee by writing to Ratexchange Corporation, 100 Pine Street, Suite 500, San Francisco, California 94111, Attention: Corporate Secretary.

By Order of the Board of Directors

Christopher L. Aguilar

Secretary

ANNEX A

2003 STOCK OPTION AND INCENTIVE PLAN

Ratexchange Corporation, a Delaware corporation (the “Company”), sets forth herein the terms of its 2003 Stock Option and Incentive Plan (the “Plan”) as follows:

1.  PURPOSE

The Plan is intended to enhance the Company’s and its subsidiaries’ (as defined herein) ability to attract and retain highly qualified officers, directors, key employees, and other persons, and to motivate such officers, directors, key employees, and other persons to serve the Company and its affiliates and to expend maximum effort to improve the business results and earnings of the Company, by providing to such officers, key employees and other persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company. To this end, the Plan provides for the grant of stock options, restricted stock and restricted stock units in accordance with the terms hereof. Stock options granted under the Plan may be non-qualified stock options or incentive stock options, as provided herein.

2.  DEFINITIONS

For purposes of interpreting the Plan and related documents (including Award Agreements), the following definitions shall apply:

2.1

“Affiliate” of, or person “affiliated” with, a person means any company or other trade or business that controls, is controlled by or is under common control with such person within the meaning of Rule 405 of Regulation C under the Securities Act, including, without limitation, any Subsidiary.

2.2

“Award Agreement” means the stock option agreement, restricted stock agreement, restricted stock unit agreement or other written agreement between the Company and a Grantee that evidences and sets out the terms and conditions of a Grant.

2.3	“Benefit Arrangement” shall have the meaning set forth in Section 14 hereof.

2.4	“Board” means the Board of Directors of the Company.

2.5

“Change of Control” means (i) the dissolution or liquidation of the Company or a merger, consolidation, or reorganization of the Company with one or more other entities in which the Company is not the surviving entity, (ii) a sale of substantially all of the assets of the Company to another entity, or (iii) any transaction (including without limitation a merger or reorganization in which the Company is the surviving entity) which results in any person or entity (other than persons who are stockholders or affiliates of the Company at the time the Plan is approved by the Company’s stockholders) owning 50% or more of the combined voting power of all classes of stock of the Company.

2.6	“Code” means the Internal Revenue Code of 1986, as now in effect or as hereafter amended.

2.7	“Committee” means a committee of, and designated from time to time by resolution of, the Board.

2.8	“Company” means RateXchange Corporation.

2.9	“Effective Date” means March 7, 2003, the date the Plan was approved by the Board.

2.10	“Exchange Act” means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.

2.11	“Fair Market Value” means the closing price of the Stock on the American Stock Exchange or the Nasdaq Stock Market on the Grant Date or such other determination date (or if there is no such reported closing price, the Fair Market Value shall be the mean between the highest bid and lowest asked prices or between the high and low sale prices on such trading day) or, if no sale of Stock is reported for such trading day, on the next preceding day on which any sale shall have been reported.

2.12

“Family Member” means a person who is a spouse, child, stepchild, grandchild, parent, stepparent, grandparent, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, of the Grantee, any person sharing the Grantee’s household (other than a tenant or employee), a trust in which these persons have more than fifty percent of the beneficial interest, a foundation in which these persons (or the Grantee) control the management of assets, and any other entity in which these persons (or the Grantee) own more than fifty percent of the voting interests.

2.13	“Grant” means an award of an Option, Restricted Stock or Restricted Stock Unit under the Plan.

2.14

“Grant Date” means, as determined by the Board or authorized Committee, (i) the date as of which the Board or such Committee approves a Grant, (ii) the date on which the recipient of a Grant first becomes eligible to receive a Grant under Section 6 hereof, or (iii) such other date as may be specified by the Board or such Committee.

2.15	“Grantee” means a person who receives or holds an Option, Restricted Stock or Restricted Stock Unit under the Plan.

2.16

“Incentive Stock Option” means an “incentive stock option” within the meaning of Section 422 of the Code, or the corresponding provision of any subsequently enacted tax statute, as amended from time to time.

2.17	“Option” means an option to purchase one or more shares of Stock pursuant to the Plan.

2.18	“Option Period” means the period during which Options may be exercised as set forth in Section 10 hereof.

2.19	“Option Price” means the purchase price for each share of Stock subject to an Option.

2.20	“Other Agreement” shall have the meaning set forth in Section 14 hereof.

2.21	“Plan” means this 2003 Stock Option and Incentive Plan.

2.22	“Reporting Person” means a person who is required to file reports under Section 16(a) of the Exchange Act.

2.23	“Restricted Period” means the period during which Restricted Stock or Restricted Stock Units are subject to restrictions or conditions pursuant to Section 12.2 hereof.

2.24	“Restricted Stock” means shares of Stock, awarded to a Grantee pursuant to Section 12 hereof, that are subject to restrictions and to a risk of forfeiture.

2.25

“Restricted Stock Unit” means a unit awarded to a Grantee pursuant to Section 12 hereof, which represents a conditional right to receive a share of Stock in the future, and which is subject to restrictions and to a risk of forfeiture.

2.26	“Securities Act” means the Securities Act of 1933, as now in effect or as hereafter amended.

2.27	“Stock” means the common stock of the Company.

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2.28	“Subsidiary” means any “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code.

3.  ADMINISTRATION OF THE PLAN

3.1    Board.

The Board, or a committee thereof, shall have such powers and authorities related to the administration of the Plan as are consistent with the Company’s certificate of incorporation and by-laws and applicable law. The Board shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Grant or any Award Agreement, and shall have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and provisions of the Plan that the Board deems to be necessary or appropriate to the administration of the Plan, any Grant or any Award Agreement. All such actions and determinations shall be by the affirmative vote of a majority of the members of the Board present at a meeting or by unanimous consent of the Board executed in writing in accordance with the Company’s certificate of incorporation and by-laws and applicable law. The interpretation and construction by the Board of any provision of the Plan, any Grant or any Award Agreement shall be final and conclusive.

3.2    Committee.

The Board from time to time may delegate to a Committee such powers and authorities related to the administration and implementation of the Plan, as set forth in Section 3.1 above and in other applicable provisions, as the Board shall determine, consistent with the certificate of incorporation and by-laws of the Company and applicable law. In the event that the Plan, any Grant or any Award Agreement entered into hereunder provides for any action to be taken by or determination to be made by the Board, such action may be taken by or such determination may be made by the Committee if the power and authority to do so has been delegated to the Committee by the Board as provided for in this Section. Unless otherwise expressly determined by the Board, any such action or determination by the Committee shall be final, binding and conclusive.

3.3    Grants.

Subject to the other terms and conditions of the Plan, the Board shall have full and final authority (i) to designate Grantees, (ii) to determine the type or types of Grant to be made to a Grantee, (iii) to determine the number of shares of Stock to be subject to a Grant, (iv) to establish the terms and conditions of each Grant (including, but not limited to, the exercise price of any Option, the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer, or forfeiture of a Grant or the shares of Stock subject thereto, and any terms or conditions that may be necessary to qualify Options as Incentive Stock Options), (v) to prescribe the form of each Award Agreement evidencing a Grant, and (vi) to amend, modify, or supplement the terms of any outstanding Grant. Such authority specifically includes the authority, in order to effectuate the purposes of the Plan but without amending the Plan, to modify Grants to eligible individuals who are foreign nationals or are individuals who are employed outside the United States to recognize differences in local law, tax policy, or custom. As a condition to any Grant, the Board shall have the right, at its discretion, to require Grantees to return to the Company Grants previously awarded under the Plan. Subject to the terms and conditions of the Plan, any such subsequent Grant shall be upon such terms and conditions as are specified by the Board at the time the new Grant is made. The Company may retain the right in an Award Agreement to cause a forfeiture of the gain realized by a Grantee on account of actions taken by the Grantee in violation or breach of or in conflict with any non-competition agreement, any agreement prohibiting solicitation of employees or clients of the Company or any affiliate thereof or any confidentiality obligation with respect to the Company or any affiliate thereof or otherwise in competition with the Company, to the extent specified in such Award Agreement applicable to the Grantee. Furthermore, the Company may annul a Grant if the Grantee is an employee of the Company or an affiliate thereof and is terminated “for cause” as defined in the applicable Award Agreement. The Board may permit or require the deferral of any award payment, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest or dividend equivalents, including converting such credits into deferred Stock equivalents.

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3.4    No Liability.

No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Grant or Award Agreement.

4.  STOCK SUBJECT TO THE PLAN

Subject to adjustment as provided in Section 17 hereof, the number of shares of Stock available for issuance under the Plan shall be five million (12,600,000). Stock issued or to be issued under the Plan shall be authorized but unissued shares. If any shares covered by a Grant are not purchased or are forfeited, or if a Grant otherwise terminates without delivery of any Stock subject thereto, then the number of shares of Stock counted against the aggregate number of shares available under the Plan with respect to such Grant shall, to the extent of any such forfeiture or termination, again be available for making Grants under the Plan.

5.  EFFECTIVE DATE AND TERM OF THE PLAN

5.1    Effective Date.

The Plan shall be effective as of the Effective Date, subject to approval of the Plan within one year of the Effective Date, by the stockholders of the Company in accordance with Section 422(b) of the Code and the regulations thereunder. Upon approval of the Plan by the stockholders of the Company as set forth above, all Grants made under the Plan on or after the Effective Date shall be fully effective as if the stockholders of the Company had approved the Plan on the Effective Date. If the stockholders fail to approve the Plan within one year after the Effective Date, any Grants made hereunder shall be null and void and of no effect.

5.2    Term.

The Plan shall terminate on the tenth anniversary of the Effective Date.

6.  OPTION GRANTS

6.1    Employees or Consultants.

Grants (including Grants of Incentive Stock Options, subject to Section 7.1) may be made under the Plan to any employee, officer or director of, or any consultant or advisor to, the Company or any Subsidiary, as the Board shall determine and designate from time to time.

6.2    Successive Grants.

An eligible person may receive more than one Grant, subject to such restrictions as are provided herein.

7.  LIMITATIONS ON GRANTS

7.1    Limitations on Incentive Stock Options.

An Option shall constitute an Incentive Stock Option only (i) if the Grantee of such Option is an employee of the Company or any Subsidiary of the Company; (ii) to the extent specifically provided in the related Award Agreement; and (iii) to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the shares of Stock with respect to which all Incentive Stock Options held by such Grantee become exercisable for the first time during any calendar year (under the Plan and all other plans of the Grantee’s employer and its affiliates) does not exceed $100,000. This limitation shall be applied by taking Options into account in the order in which they were granted.

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8.  AWARD AGREEMENT

Each Grant pursuant to the Plan shall be evidenced by an Award Agreement, in such form or forms as the Board shall from time to time determine. Award Agreements granted from time to time or at the same time need not contain similar provisions but shall be consistent with the terms of the Plan. Each Award Agreement evidencing a Grant of Options shall specify whether such Options are intended to be non-qualified stock options or Incentive Stock Options, and in the absence of such specification such options shall be deemed non-qualified stock options.

9.  OPTION PRICE

The Option Price of each Option shall be fixed by the Board and stated in the Award Agreement evidencing such Option. In the case of an Incentive Stock Option the Option Price shall be the Fair Market Value on the Grant Date of a share of Stock; provided, however, that in the event that a Grantee would otherwise be ineligible to receive an Incentive Stock Option by reason of the provisions of Sections 422(b)(6) and 424(d) of the Code (relating to ownership of more than ten percent of the Company’s outstanding shares of Stock), the Option Price of an Option granted to such Grantee that is intended to be an Incentive Stock Option shall be not less than the greater of the par value or 110 percent of the Fair Market Value of a share of Stock on the Grant Date. In no case shall the Option Price of any Option be less than the par value of a share of Stock.

10.  VESTING, TERM AND EXERCISE OF OPTIONS

10.1    Vesting and Option Period.

Subject to Sections 10.2 and 17.3 hereof, each Option granted under the Plan shall become exercisable at such times and under such conditions as shall be determined by the Board and stated in the Award Agreement. For purposes of this Section 10.1, fractional numbers of shares of Stock subject to an Option shall be rounded down to the next nearest whole number. The period during which any Option shall be exercisable shall constitute the “Option Period” with respect to such Option.

10.2    Term.

Each Option granted under the Plan shall terminate, and all rights to purchase shares of Stock thereunder shall cease, upon the expiration of ten years from the date such Option is granted, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Board and stated in the Award Agreement relating to such Option; provided, however, that in the event that the Grantee would otherwise be ineligible to receive an Incentive Stock Option by reason of the provisions of Sections 422(b)(6) and 424(d) of the Code (relating to ownership of more than ten percent of the outstanding shares of Stock), an Option granted to such Grantee that is intended to be an Incentive Stock Option shall not be exercisable after the expiration of five years from its Grant Date.

10.3    Acceleration.

Any limitation on the exercise of an Option contained in any Award Agreement may be rescinded, modified or waived by the Board, in its sole discretion, at any time and from time to time after the Grant Date of such Option, so as to accelerate the time at which the Option may be exercised. Notwithstanding any other provision of the Plan, no Option shall be exercisable in whole or in part prior to the date the Plan is approved by the stockholders of the Company as provided in Section 5.1 hereof.

10.4    Termination of Employment or Other Relationship.

Unless otherwise provided by the Board, upon the termination of a Grantee’s employment or other relationship with the Company or any Subsidiary other than by reason of death or “permanent and total disability” (within the meaning of Section 22(e)(3) of the Code), any Option or portion thereof held by such Grantee that has not vested in accordance with the provisions of Section 10.1 hereof shall terminate immediately, and any Option or portion thereof that has vested in accordance with the provisions of Section 10.1 hereof but has not been exercised

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shall terminate at the close of business on the 90th day following the Grantee’s termination of employment or other relationship (or, if such 90th day is a Saturday, Sunday or holiday, at the close of business on the next preceding day that is not a Saturday, Sunday or holiday). Upon termination of an Option or portion thereof, the Grantee shall have no further right to purchase shares of Stock pursuant to such Option or portion thereof. Whether a termination of employment or other relationship shall have occurred for purposes of the Plan shall be determined by the Board, which determination shall be final and conclusive. For purposes of the Plan, a termination of employment, service or other relationship shall not be deemed to occur if the Grantee is immediately thereafter a director of the Company or an affiliate.

10.5    Rights in the Event of Death.

Unless otherwise provided by the Board, if a Grantee dies while employed by or providing services to the Company or Subsidiary, all Options granted to such Grantee shall fully vest on the date of death, and the executors or administrators or legatees or distributees of such Grantee’s estate shall have the right, at any time within one year after the date of such Grantee’s death and prior to termination of the Option pursuant to Section 10.2 above, to exercise any Option held by such Grantee at the date of such Grantee’s death.

10.6    Rights in the Event of Disability.

Unless otherwise provided by the Board, if a Grantee’s employment or other relationship with the Company or Subsidiary is terminated by reason of the “permanent and total disability” (within the meaning of Section 22(e)(3) of the Code) of such Grantee, all Options granted to such Grantee shall fully vest on the date of permanent and total disability, and the Grantee shall have the right, at any time within one year after the date of such Grantee’s permanent and total disability and prior to termination of the Option pursuant to Section 10.2 above, to exercise any Option held by such Grantee. Whether a termination of employment or service is to be considered by reason of “permanent and total disability” for purposes of the Plan shall be determined by the Board, which determination shall be final and conclusive.

10.7    Limitations on Exercise of Option.

Notwithstanding any other provision of the Plan, in no event may any Option be exercised, in whole or in part, prior to the date the Plan is approved by the stockholders of the Company as provided herein, or after ten years following the date upon which the Option is granted, or after the occurrence of an event referred to in Section 17 hereof which results in termination of the Option.

10.8    Method of Exercise.

An Option that is exercisable may be exercised by the Grantee’s delivery to the Company of written notice of exercise on any business day, at the Company’s principal office, addressed to the attention of the Board. Such notice shall specify the number of shares of Stock with respect to which the Option is being exercised and shall be accompanied by payment in full of the Option Price of the shares for which the Option is being exercised. The minimum number of shares of Stock with respect to which an Option may be exercised, in whole or in part, at any time shall be the lesser of (i) 100 shares or such lesser number set forth in the applicable Award Agreement and (ii) the maximum number of shares available for purchase under the Option at the time of exercise. Payment of the Option Price for the shares purchased pursuant to the exercise of an Option shall be made (i) in cash or in cash equivalents acceptable to the Company; (ii) to the extent permitted by law and at the Board’s discretion, through the tender to the Company of shares of Stock, which shares, if acquired from the Company, shall have been held for at least six months at the time of tender and which shall be valued, for purposes of determining the extent to which the Option Price has been paid thereby, at their Fair Market Value on the date of exercise; or (iii) to the extent permitted by law and at the Board’s discretion, by a combination of the methods described in (i) and (ii). In addition and unless the Board provides otherwise in the Award Agreement, payment in full of the Option Price need not accompany the written notice of exercise provided that the notice of exercise directs that the certificate or certificates for the shares of Stock for which the Option is exercised be delivered to a licensed broker acceptable to the Company as the agent for the individual exercising the Option and, at the time such certificate or certificates are delivered, the broker tenders to the Company cash (or cash equivalents acceptable to the Company) equal to the Option Price for the shares of Stock purchased pursuant to the exercise of the Option plus the amount (if any) of

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federal and/or other taxes which the Company may in its judgment, be required to withhold with respect to the exercise of the Option. An attempt to exercise any Option granted hereunder other than as set forth above shall be invalid and of no force and effect. Unless otherwise stated in the applicable Award Agreement, an individual holding or exercising an Option shall have none of the rights of a shareholder (for example, the right to receive cash or dividend payments or distributions attributable to the subject shares of Stock or to direct the voting of the subject shares of Stock) until the shares of Stock covered thereby are fully paid and issued to such individual. Except as provided in Section 17 hereof, no adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date of such issuance.

10.9    Delivery of Stock Certificates.

Promptly after the exercise of an Option by a Grantee and the payment in full of the Option Price, such Grantee shall be entitled to the issuance of a stock certificate or certificates evidencing such Grantee’s ownership of the shares of Stock subject to the Option.

11.  TRANSFERABILITY OF OPTIONS

11.1    Transferability of Options

Except as provided in Section 11.2, during the lifetime of a Grantee, only the Grantee (or, in the event of legal incapacity or incompetency, the Grantee’s guardian or legal representative) may exercise an Option. Except as provided in Section 11.2, no Option shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.

11.2    Transfers.

A.  Family Transfers

If authorized in the applicable Award Agreement, a Grantee may transfer, not for value, all or part of an Option which is not an Incentive Stock Option to any Family Member. For the purpose of this Section 11.2, a “not for value” transfer is a transfer which is (i) a gift, (ii) a transfer under a domestic relations order in settlement of marital property rights; or (iii) a transfer to an entity in which more than fifty percent of the voting interests are owned by Family Members (or the Grantee) in exchange for an interest in that entity. Following a transfer under this Section 11.2, any such Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer. Subsequent transfers of transferred Options are prohibited except to Family Members of the original Grantee in accordance with this Section 11.2 or by will or the laws of descent and distribution. The events of termination of employment or other relationship of Section 10.4 hereof shall continue to be applied with respect to the original Grantee, following which the Option shall be exercisable by the transferee only to the extent, and for the periods specified in Sections 10.4, 10.5, or 10.6.

12.  RESTRICTED STOCK AND RESTRICTED STOCK UNITS

12.1    Grant of Restricted Stock or Restricted Stock Units.

The Board may from time to time grant Restricted Stock or Restricted Stock Units to persons eligible to receive Grants under Section 6 hereof, subject to such restrictions, conditions and other terms as the Board may determine.

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12.2    Restrictions.

At the time a Grant of Restricted Stock or Restricted Stock Units is made, the Board shall establish a period of time (the “Restricted Period”) applicable to such Restricted Stock or Restricted Stock Units. Each Grant of Restricted Stock or Restricted Stock Units may be subject to a different Restricted Period. The Board may, in its sole discretion, at the time a Grant of Restricted Stock or Restricted Stock Units is made, prescribe restrictions in addition to or other than the expiration of the Restricted Period, including the satisfaction of corporate or individual performance objectives, which may be applicable to all or any portion of the Restricted Stock or Restricted Stock Units. Such performance objectives shall be established in writing by the Board prior to the ninetieth day of the year in which the Grant is made and while the outcome is substantially uncertain. Performance objectives shall be based on a number of factors including, but not limited to, Stock price, market share, sales, earnings per share, return on equity or costs. Performance objectives may include positive results, maintaining the status quo or limiting economic losses. Subject to the fourth sentence of this Section 12.2, the Board also may, in its sole discretion, shorten or terminate the Restricted Period or waive any other restrictions applicable to all or a portion of the Restricted Stock or Restricted Stock Units. Neither Restricted Stock nor Restricted Stock Units may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the Restricted Period or prior to the satisfaction of any other restrictions prescribed by the Board with respect to such Restricted Stock or Restricted Stock Units.

12.3    Restricted Stock Certificates.

The Company shall issue, in the name of each Grantee to whom Restricted Stock has been granted, stock certificates representing the total number of shares of Restricted Stock granted to the Grantee, as soon as reasonably practicable after the Grant Date. The Board may provide in an Award Agreement that either (i) the Secretary of the Company shall hold such certificates for the Grantees’ benefit until such time as the Restricted Stock is forfeited to the Company, or the restrictions lapse, or (ii) such certificates shall be delivered to the Grantee, provided, however, that such certificates shall bear a legend or legends that complies with the applicable securities laws and regulations and makes appropriate reference to the restrictions imposed under the Plan and the Award Agreement.

12.4    Rights of Holders of Restricted Stock.

Unless the Board otherwise provides in an Award Agreement, holders of Restricted Stock shall have the right to vote such Stock and the right to receive any dividends declared or paid with respect to such Stock. The Board may provide that any dividends paid on Restricted Stock must be reinvested in shares of Stock, which may or may not be subject to the same vesting conditions and restrictions applicable to such Restricted Stock. All distributions, if any, received by a Grantee with respect to Restricted Stock as a result of any stock split, stock dividend, combination of shares or other similar transaction shall be subject to the restrictions applicable to the original Grant.

12.5    Rights of Holders of Restricted Stock Units.

Unless the Board otherwise provides in an Award Agreement, holders of Restricted Stock Units shall have no rights as stockholders of the Company. The Board may provide in an Award Agreement evidencing a Grant of Restricted Stock Units that the holder of such Restricted Stock Units shall be entitled to receive, upon the Company’s payment of a cash dividend on its outstanding Stock, a cash payment for each Restricted Stock Unit held equal to the per-share dividend paid on the Stock. Such Award Agreement may also provide that such cash payment will be deemed reinvested in additional Restricted Stock Units at a price per unit equal to the Fair Market Value of a share of Stock on the date that such dividend is paid.

12.6    Termination of Employment or Other Relationship.

Unless otherwise provided by the Board, upon the termination of a Grantee’s employment or other relationship with the Company or Subsidiary other than by reason of death or “permanent and total disability” (within the meaning of Section 22(e)(3) of the Code), any shares of Restricted Stock or Restricted Stock Units held by such Grantee that have not vested, or with respect to which all applicable restrictions and conditions have not

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lapsed, shall immediately be deemed forfeited. Upon forfeiture of Restricted Stock or Restricted Stock Units, the Grantee shall have no further rights with respect to such Grant, including but not limited to any right to vote Restricted Stock or any right to receive dividends with respect to shares of Restricted Stock or Restricted Stock Units. Whether a termination of employment or other relationship shall have occurred for purposes of the Plan shall be determined by the Board, which determination shall be final and conclusive. For purposes of the Plan, a termination of employment, service or other relationship shall not be deemed to occur if the Grantee is immediately thereafter a director of the Company or an affiliate.

12.7    Rights in the Event of Death.

Unless otherwise provided by the Board, if a Grantee dies while employed by the Company or Subsidiary, all Restricted Stock or Restricted Stock Units granted to such Grantee shall fully vest on the date of death, and the shares of Stock represented thereby shall be deliverable in accordance with the terms of the Plan to the executors, administrators, legatees or distributees of the Grantee’s estate.

12.8    Rights in the Event of Disability.

Unless otherwise provided by the Board, if a Grantee’s employment or other relationship with the Company or Subsidiary is terminated by reason of the “permanent and total disability” (within the meaning of Section 22(e)(3) of the Code) of such Grantee, such Grantee’s Restricted Stock or Restricted Stock Units shall continue to vest in accordance with the applicable Award Agreement for a period of one year after such termination of employment or service, subject to the earlier forfeiture of such Restricted Stock or Restricted Stock Units in accordance with the terms of the applicable Award Agreement. Whether a termination of employment or service is to be considered by reason of “permanent and total disability” for purposes of the Plan shall be determined by the Board, which determination shall be final and conclusive.

12.9    Delivery of Stock and Payment Therefor.

Upon the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Board, the restrictions applicable to shares of Restricted Stock or Restricted Stock Units shall lapse, and, unless otherwise provided in the Award Agreement, upon payment by the Grantee to the Company, in cash or by check, of the greater of (i) the aggregate par value of the shares of Stock represented by such Restricted Stock or Restricted Stock Units or (ii) the purchase price, if any, specified in the Award agreement relating to such Restricted Stock or Restricted Stock Units, a stock certificate for such shares shall be delivered, free of all such restrictions, to the Grantee or the Grantee’s beneficiary or estate, as the case may be.

13.  CERTAIN PROVISIONS APPLICABLE TO AWARDS

13.1    Stand-Alone, Additional, Tandem, and Substitute Grants

Grants under the Plan may, in the discretion of the Board, be granted either alone or in addition to, in tandem with or in substitution or exchange for, any other Grant or any award granted under another plan of the Company, any affiliate or any business entity to be acquired by the Company or an affiliate, or any other right of a Grantee to receive payment from the Company or any affiliate. Such additional, tandem and substitute or exchange Grants may be awarded at any time. If a Grant is awarded in substitution or exchange for another Grant, the Board shall require the surrender of such other Grant in consideration for the new Grant. In addition, Grants may be made in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any affiliate, in which the value of Stock subject to the Grant is equivalent in value to the cash compensation (for example, Restricted Stock), or in which the exercise price, grant price or purchase price of the Grant in the nature of a right that may be exercised is equal to the Fair Market Value of the underlying Stock minus the value of the cash compensation surrendered (for example, Options granted with an exercise price “discounted” by the amount of the cash compensation surrendered).

13.2    Term of Grant.

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The term of each Grant shall be for such period as may be determined by the Board; provided that in no event shall the term of any Option exceed a period of ten years (or such shorter term as may be required in respect of an Incentive Stock Option under Section 422 of the Code).

13.3    Form and Timing of Payment Under Grants; Deferrals.

Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or an affiliate upon the exercise of an Option or other Grant may be made in such forms as the Board shall determine, including, without limitation, cash, Stock, other Grants or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. The settlement of any Grant may be accelerated, and cash paid in lieu of Stock in connection with such settlement, in the discretion of the Board or upon occurrence of one or more specified events. Installment or deferred payments may be required by the Board or permitted at the election of the Grantee on terms and conditions established by the Board. Payments may include, without limitation, provisions for the payment or crediting of a reasonable interest rate on installment or deferred payments or the grant or crediting of dividend equivalents or other amounts in respect of installment or deferred payments denominated in Stock.

14.  PARACHUTE LIMITATIONS

Notwithstanding any other provision of this Plan or of any other agreement, contract, or understanding heretofore or hereafter entered into by a Grantee with the Company or any affiliate, except an agreement, contract, or understanding hereafter entered into that expressly modifies or excludes application of this paragraph (an “Other Agreement”), and notwithstanding any formal or informal plan or other arrangement for the direct or indirect provision of compensation to the Grantee (including groups or classes of participants or beneficiaries of which the Grantee is a member), whether or not such compensation is deferred, is in cash or is in the form of a benefit to or for the Grantee (a “Benefit Arrangement”), if the Grantee is a “disqualified individual,” as defined in Section 280G(c) of the Code, any Option, Restricted Stock or Restricted Stock Unit held by that Grantee and any right to receive any payment or other benefit under this Plan shall not become exercisable or vested (i) to the extent that such right to exercise, vesting, payment or benefit, taking into account all other rights, payments, or benefits to or for the Grantee under this Plan, all Other Agreements and all Benefit Arrangements, would cause any payment or benefit to the Grantee under this Plan to be considered a “parachute payment” within the meaning of Section 280G(b)(2) of the Code as then in effect (a “Parachute Payment”) and (ii) if, as a result of receiving a Parachute Payment, the aggregate after-tax amounts received by the Grantee from the Company under this Plan, all Other Agreements and all Benefit Arrangements would be less than the maximum after-tax amount that could be received by the Grantee without causing any such payment or benefit to be considered a Parachute Payment. In the event that the receipt of any such right to exercise, vesting, payment or benefit under this Plan, in conjunction with all other rights, payments or benefits to or for the Grantee under any Other Agreement or any Benefit Arrangement would cause the Grantee to be considered to have received a Parachute Payment under this Plan that would have the effect of decreasing the after-tax amount received by the Grantee as described in clause (ii) of the preceding sentence, then the Grantee shall have the right, in the Grantee’s sole discretion, to designate those rights, payments or benefits under this Plan, any Other Agreements and any Benefit Arrangements that should be reduced or eliminated so as to avoid having the payment or benefit to the Grantee under this Plan be deemed to be a Parachute Payment.

15.  REQUIREMENTS OF LAW

15.1 General.

The Company shall not be required to sell or issue any shares of Stock under any Grant if the sale or issuance of such shares would constitute a violation by the Grantee, any other individual exercising a right emanating from such Grant, or the Company of any provision of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of any shares subject to a Grant upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of shares hereunder, no shares of Stock may be issued or sold to the Grantee or any other individual exercising an Option pursuant to such Grant unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not

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acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Grant. Specifically, in connection with the Securities Act, upon the exercise of any right emanating from such Grant or the delivery of any shares of Restricted Stock or Stock underlying Restricted Stock Units, unless a registration statement under such Act is in effect with respect to the shares of Stock covered by such Grant, the Company shall not be required to sell or issue such shares unless the Board has received evidence satisfactory to it that the Grantee or any other individual exercising an Option may acquire such shares pursuant to an exemption from registration under the Securities Act. Any determination in this connection by the Board shall be final, binding and conclusive. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares of Stock pursuant to the Plan to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable until the shares of Stock covered by such Option are registered or are exempt from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

15.2    Rule 16b-3.

During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that Grants pursuant to the Plan and the exercise of Options granted hereunder will qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Board does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Board, and shall not affect the validity of the Plan. In the event that Rule 16b-3 is revised or replaced, the Board may exercise its discretion to modify this Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.

16.  AMENDMENT AND TERMINATION OF THE PLAN

The Board may, at any time and from time to time, amend, suspend or terminate the Plan as to any shares of Stock as to which Grants have not been made; provided, however, that the Board shall not, without approval of the Company’s stockholders, amend the Plan such that it does not comply with the Code. Except as permitted under this Section 16 or Section 17 hereof, no amendment, suspension or termination of the Plan shall, without the consent of the Grantee, alter or impair rights or obligations under any Grant theretofore awarded under the Plan.

17.  EFFECT OF CHANGES IN CAPITALIZATION

17.1  Changes in Stock.

If the number of outstanding shares of Stock is increased or decreased or the shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company occurring after the Effective Date, the number and kinds of shares for which Grants of Options, Restricted Stock and Restricted Stock Units may be made under the Plan shall be adjusted proportionately and accordingly by the Company. In addition, the number and kind of shares for which Grants are outstanding shall be adjusted proportionately and accordingly so that the proportionate interest of the Grantee immediately following such event shall be, to the extent practicable, the same as immediately before such event. Any such adjustment in outstanding Options shall not change the aggregate Option Price payable with respect to shares that are subject to the unexercised portion of an Option outstanding but shall include a corresponding proportionate adjustment in the Option Price per share. The conversion of any convertible securities of the Company shall not be treated as an increase in shares effected without receipt of consideration.

17.2    Reorganization in Which the Company Is the Surviving Entity and in Which No Change of Control Occurs.

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Subject to Section 17.3 hereof, if the Company shall be the surviving entity in any reorganization, merger or consolidation of the Company with one or more other entities and in which no Change of Control occurs, any Option theretofore granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to such Option would have been entitled immediately following such reorganization, merger or consolidation, with a corresponding proportionate adjustment of the Option Price per share so that the aggregate Option Price thereafter shall be the same as the aggregate Option Price of the shares remaining subject to the Option immediately prior to such reorganization, merger or consolidation. Subject to any contrary language in an Award Agreement evidencing a Grant of Restricted Stock, any restrictions applicable to such Restricted Stock shall apply as well to any replacement shares received by the Grantee as a result of the reorganization, merger or consolidation.

17.3    Reorganization, Sale of Assets or Sale of Stock Which Involves a Change of Control.

Subject to the exceptions set forth in the last sentence of this Section17.3, (i) upon the occurrence of a Change of Control, all outstanding shares of Restricted Stock and Restricted Stock Units shall be deemed to have vested, and all restrictions and conditions applicable to such shares of Restricted Stock and Restricted Stock Units shall be deemed to have lapsed, immediately prior to the occurrence of such Change of Control, and (ii) fifteen days prior to the scheduled consummation of a Change of Control, all Options outstanding hereunder shall become immediately exercisable and shall remain exercisable for a period of fifteen days. Any exercise of an Option during such fifteen-day period shall be conditioned upon the consummation of the event and shall be effective only immediately before the consummation of the event. Upon consummation of any Change of Control, the Plan and all outstanding but unexercised Options shall terminate. The Board shall send written notice of an event that will result in such a termination to all individuals who hold Options not later than the time at which the Company gives notice thereof to its stockholders. This Section 17.3 shall not apply to any Change of Control to the extent that (A) provision is made in writing in connection with such Change of Control for the assumption of the Options, Restricted Stock and Restricted Stock Units theretofore granted, or for the substitution for such Options, Restricted Stock and Restricted Stock Units of new options, restricted stock and restricted stock units covering the stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares or units and exercise prices, in which event the Plan and Options, Restricted Stock and Restricted Stock Units theretofore granted shall continue in the manner and under the terms so provided or (B) a majority of the full Board determines that such Change of Control shall not trigger application of the provisions of this Section 17.3.

17.4    Adjustments.

Adjustments under this Section 17 related to shares of Stock or securities of the Company shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. No fractional shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share.

17.5    No Limitations on Company.

The making of Grants pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

18.  DISCLAIMER OF RIGHTS

No provision in the Plan or in any Grant or Award Agreement shall be construed to confer upon any individual the right to remain in the employ or service of the Company or any affiliate, or to interfere in any way with any contractual or other right or authority of the Company either to increase or decrease the compensation or other payments to any individual at any time, or to terminate any employment or other relationship between any individual and the Company. In addition, notwithstanding anything contained in the Plan to the contrary, unless otherwise stated in the applicable Award Agreement, no Grant awarded under the Plan shall be affected by any change of duties or position of the Grantee, so long as such Grantee continues to be a director, officer, consultant or employee of the Company or any affiliate. The obligation of the Company to pay any benefits pursuant to this Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under

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the conditions prescribed herein. The Plan shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any participant or beneficiary under the terms of the Plan. No Grantee shall have any of the rights of a shareholder with respect to the shares of Stock subject to an Option except to the extent the certificates for such shares of Stock shall have been issued upon the exercise of the Option.

19.  NONEXCLUSIVITY OF THE PLAN

Neither the adoption of the Plan nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals) as the Board in its discretion determines desirable, including, without limitation, the granting of stock options otherwise than under the Plan.

20.  WITHHOLDING TAXES

The Company or any affiliate, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any Federal, state or local taxes of any kind required by law to be withheld with respect to the vesting of or other lapse of restrictions applicable to Restricted Stock or Restricted Stock Units or upon the issuance of any shares of Stock upon the exercise of an Option. At the time of such vesting, lapse or exercise, the Grantee shall pay to the Company or affiliate, as the case may be, any amount that the Company or affiliate may reasonably determine to be necessary to satisfy such withholding obligation. Subject to the prior approval of the Company or the affiliate, which may be withheld by the Company or the affiliate, as the case may be, in its sole discretion, the Grantee may elect to satisfy such obligations, in whole or in part, (i) by causing the Company or the affiliate to withhold shares of Stock otherwise issuable to the Grantee in an amount equal to the statutory withholding amount or (ii) by delivering to the Company or the affiliate shares of Stock already owned by the Grantee. The shares of Stock so delivered or withheld shall have an aggregate Fair Market Value equal to such withholding obligations. The Fair Market Value of the shares of Stock used to satisfy such withholding obligation shall be determined by the Company or the affiliate as of the date that the amount of tax to be withheld is to be determined. A Grantee who has made an election pursuant to this Section 20 may satisfy his or her withholding obligation only with shares of Stock that are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

21.  CAPTIONS

The use of captions in this Plan or any Award Agreement is for the convenience of reference only and shall not affect the meaning of any provision of the Plan or such Award Agreement.

22.  OTHER PROVISIONS

Each Grant awarded under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Board, in its sole discretion.

23.  NUMBER AND GENDER

With respect to words used in this Plan, the singular form shall include the plural form, the masculine gender shall include the feminine gender, etc., as the context requires.

24.  SEVERABILITY

If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

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25.  POOLING

In the event any provision of the Plan or the Award Agreement would prevent the use of pooling of interests accounting in a corporate transaction involving the Company and such transaction is contingent upon pooling of interests accounting, then that provision shall be deemed amended or revoked to the extent required to preserve such pooling of interests. The Company may require in an Award Agreement that a Grantee who receives a Grant under the Plan shall, upon advice from the Company, take (or refrain from taking, as appropriate) all actions necessary or desirable to ensure that pooling of interests accounting is available.

26.  GOVERNING LAW

The validity and construction of this Plan and the instruments evidencing the Grants awarded hereunder shall be governed by the laws of the State of Delaware (excluding the choice of law rules thereof).

* * *

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ANNEX B

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

RATEXCHANGE CORPORATION

RateXchange Corporation (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

FIRST: That the Board of Directors of the Corporation has duly adopted a resolution proposing and declaring advisable an Amendment to the Certificate of Incorporation of the Corporation changing the name of the Corporation to “MCF Corporation.” The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Certificate of Incorporation of NetAmerica.com Corporation be amended by changing Article thereof numbered “FIRST” so that, as amended, said Article shall be and read as follows:

FIRST: The name of this Corporation is MCF Corporation.

SECOND: That on June 20, 2003, the aforesaid amendments were duly adopted by shareholder vote in accordance with the applicable provisions of Section 242 and Section 211 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its authorized officer this      day of June 2003.

By:
D. Jonathan Merriman Chairman and Chief Executive Officer RateXchange Corporation.

PROXY

RATEXCHANGE CORPORATION

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 20, 2003

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints D. Jonathan Merriman and Robert E. Ford and each of them, as proxies, with full power of substitution, and hereby authorizes them to represent and vote, as designated on the reverse, all shares of common stock, shares of Series A convertible preferred stock and shares of Series B convertible preferred stock of Ratexchange Corporation, a Delaware corporation, held of record by the undersigned, on April 30, 2003, at the 2003 annual meeting of stockholders to be held on Friday, June 20, 2003, at 10:00 a.m., Pacific Standard Time, at The Park Hyatt Hotel, 333 Battery Street, San Francisco, California 94111, or at any adjournment or postponement thereof, upon the matters set forth on the reverse, all in accordance with and as more fully described in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement, receipt of which is hereby acknowledged.

1.  To elect five directors.

☐ FOR all nominees listed (except as marked to the contrary below)	☐ WITHHOLD AUTHORITY to vote for all nominees listed

Nominees: D. Jonathan Merriman, Patrick Arbor, Donald H. Sledge, Ronald Spears, Steven W. Town

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee’s name on the space provided below:

2.	To approve the 2003 Stock Option and Incentive Plan.

FOR  ☐                    AGAINST  ☐                    ABSTAIN  ☐

3.	To approve the amendment to the Certificate of Incorporation, changing the name of the Company to “MCF Corporation.”

FOR  ☐                    AGAINST  ☐                    ABSTAIN  ☐

4.	To approve the Company’s offer to exchange current promissory note holder’s debentures for Series C Convertible Preferred Stock

FOR  ☐                    AGAINST  ☐                    ABSTAIN  ☐

(CONTINUED ON OTHER SIDE)

(CONTINUED FROM OTHER SIDE)

5.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF THE BOARD OF DIRECTORS’ FIVE NOMINEES NAMED ON THE REVERSE, “FOR” THE PROPOSAL TO APPROVE THE 2003 RATEXCHANGE CORPORATION STOCK OPTION AND INCENTIVE PLAN, “FOR” APPROVAL OF THE AMENDMENT OF THE CERTIFICATE OF INCORPORATION CHANGING THE NAME OF THE COMPANY TO MCF CORPORATION AND “FOR” APPROVAL OF THE OFFER TO EXCHANGE CURRENT PROMISSORY NOTE HOLDER’S DEBENTURES FOR SERIES C CONVERTIBLE PREFERRED STOCK. PLEASE COMPLETE, SIGN AND DATE THIS PROXY WHERE INDICATED AND RETURN PROMPTLY IN THE ACCOMPANYING PREPAID ENVELOPE.

Signature
Date:
Signature
Date:

Note: Please sign above exactly as the shares are issued. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD IN THE ENCLOSED ENVELOPE.